As filed with the Securities and Exchange Commission on October 13, 2017
1933 Act Registration File No. 333-57548
1940 Act File No. 811-10319

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	65	[X]

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	66	[X]

USA MUTUALS
(Exact Name of Registrant as Specified in Charter)

700 N. Pearl Street, Suite 900
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (800) 688-8257

Emily R. Enslow
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 2nd Floor
Milwaukee, Wisconsin  53202
(414) 765-6872
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[X]	Immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 65 to the Registration Statement of USA Mutuals (the “Trust”) is being filed to file certain exhibits and to make other permissible changes under Rule 485(b).

USA Mutuals Navigator Fund

Institutional Class Shares (UNAVX)
Class Z Shares (ZNAVX) (not currently offered)

Prospectus
October 13, 2017

Phone: 1–866–264–8783 Web: www.usamutuals.com	Investment Advisor USA Mutuals Advisors, Inc. Plaza of the Americas 700 North Pearl Street, Suite 900 Dallas, Texas 75201

None of the U.S. Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (“CFTC”), or any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

This Prospectus applies to Institutional Class and Class Z shares of the USA Mutuals Navigator Fund.  Institutional Class, Investor Class, Class A and Class C shares of the USA Mutuals Vice Fund are described in a separate prospectus.  The Institutional Class and Class Z shares of the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund are described in a separate prospectus.  The Class Z shares of the USA Mutuals Navigator Fund are not currently offered for purchase.

Table of Contents - Prospectus

Summary Section

Investment Objective
The investment objective of the USA Mutuals Navigator Fund (the “Fund”) is capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the Standard & Poor’s (“S&P”) 500® Index in bull markets, and less or negatively correlated in bear markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Choosing a Share Class” beginning on page 10 of the Prospectus and in “Purchase of Shares” beginning on page 26 of the Fund’s Statement of Additional Information (the “SAI”).  You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Class Z
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Class Z
Management Fees	1.75%	1.75%
Other Expenses(1)	1.00%	1.00%
Total Annual Fund Operating Expenses	2.75%	2.75%
Less: Fee Waiver/Expense Reimbursement	-0.76%	-0.76%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.99%	1.99%

(1)	As the Fund is new, Other Expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)
USA Mutuals Advisors, Inc. (the “Advisor”), the Fund’s investment advisor, has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, extraordinary expenses and class specific expenses like distribution (12b-1) fees (collectively, “Excluded Expenses”)) to 1.99% of average net assets of the Fund through July 31, 2019, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.99%. The current term of the agreement may only be terminated by the Board of Trustees.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid by the Advisor, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that you reinvest all distributions, and that the Fund’s operating expenses remain the same each year.  You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through July 31, 2019.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Table of Contents - Prospectus

	One Year	Three Years
Institutional Class	$202	$781
Class Z	$202	$781

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  As the Fund has not yet commenced operations, there is no portfolio turnover information to provide at this time.

Principal Investment Strategies
The Fund, a diversified investment company, pursues its investment objective by employing a discretionary trading strategy which attempts to tactically allocate exposure levels in the U.S. stock market.  Specifically, the Advisor invests the portfolio in long and short equity stock index futures, primarily on the S&P 500® Index; however, the Advisor may also invest in stock index futures listed on other equity exchanges.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.  The Fund may use stock index futures for hedging or speculation purposes.

The Fund’s investment methodology is based on the Advisor’s quantitative indicators and models.  The methodology begins with a top-down analysis of a broad array of fundamental and statistical data relating to the stock market.  This data can be classified into five distinct categories:

1) Market valuation (whether the market is over-valued, under-valued or neutral);
2) Investor sentiment (investor expectations about the market, used as a contrary measure);
3) Market intervals (market momentum, market structure and seasonal factors);
4) Monetary environment (interest rates and macroeconomic circumstances); and
5) Macro Factors (external influences that may impact U.S. stock indexes).

An assessment of these categories determines the amount of long or short equity allocation exposure in the Fund through investment in stock index futures.  This equity exposure through futures generally ranges from 30% short to 130% long.

The Fund implements short positions by using futures.  Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the value of the securities.  The Fund must borrow the security to deliver it to the buyer.  The Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  The Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future.  This gives the Fund a short position with respect to that asset.

The Fund will use leverage through derivatives; however, the only derivatives in which the Fund invests are stock index futures.  Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short.  Investments in derivative instruments also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument.  Leverage can increase the investment returns of the Fund.  As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

Buy and sell decisions are at the discretion of the portfolio manager and are based on a compilation of proprietary indicators of broad market sentiment.

Table of Contents - Prospectus
2

Principal Risks
The risks associated with an investment in the Fund can increase during times of significant market volatility.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time.  Investments in the Fund are subject to the following principal risks:

•
Recent Market Events Risk.  U.S. and international markets have experienced significant volatility in recent years.  As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.  Continuing market volatility may have adverse effects on the Fund.

•
Stock Market Risk.  The Fund invests in stock index futures of companies listed on equity indices, which exposes the Fund to stock market risk.  Instruments selected to gain stock market exposure for the Fund’s portfolio may decline in value more than the overall stock market.  Investments are subject to market risk, which may cause the value of the Fund’s investment to decline.

•
Management Risk.  Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•
Futures Contract Risk.  Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments.  Investments in futures may result in a substantial loss in a short period.  The loss may be potentially unlimited and may be more than the original investment.

•
Short Selling Risk.  If the value of a security sold short increases prior to the scheduled delivery date the Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

•	Derivatives Risk. Investing in derivatives, specifically futures contracts, may subject the Fund to losses if the derivatives do not perform as expected.
•	Leverage Risk. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.
•	New Fund Risk. As a new fund, there can be no assurance that the Fund will grow or maintain an economically viable size.
•
Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
Simultaneous with the commencement of the Fund’s investment operations on October 13, 2017, the Goldman Navigator Fund, L.P., a limited partnership managed by Mr. Steven Goldman, the Fund’s portfolio manager (the “Predecessor Partnership”), converted into the Institutional Class shares of the Fund by contributing all of its assets to the Fund in exchange for Institutional Class shares of the Fund.  From its inception in 2002 through 2012, the Predecessor Partnership was managed as a proprietary account of the portfolio manager, and was converted to a limited partnership in 2012.  From its inception in 2002 through October 13, 2017, the Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Fund, and at the time of the conversion, the Predecessor Partnership was managed by the same portfolio manager as the Fund.  Such portfolio manager managed the Predecessor Partnership since its inception in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.  The Fund’s performance for periods before October 13, 2017 is that of the Predecessor Partnership and includes the expenses of the Predecessor Partnership.  The performance includes gains or losses plus income and the reinvestment of all dividends and interest.  All returns reflect the deduction of all actual fees and expenses, paid by the Predecessor Partnership, without provision for state or local taxes.  If the Predecessor Partnership’s performance was adjusted to reflect the projected first year expenses of the Fund, the performance for all periods would have been lower than that stated.

Table of Contents - Prospectus
3

The performance returns of the Predecessor Partnership are audited.  The Predecessor Partnership was not registered under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance.  On a going forward basis after October 13, 2017, the Fund’s performance will be calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total returns for the Predecessor Partnership.  Please refer to the Financial Statements section of the Fund’s SAI to review additional information regarding the Predecessor Partnership.

The following information provides some indication of the risks of investing in the Fund.  The bar chart shows the Predecessor Partnership’s annual returns from year to year.  The performance shown is that of the Predecessor Partnership.  The table shows how the Predecessor Partnership’s average annual returns for the one-, five-, and ten-year and since inception periods compare with those of a broad measure of market performance and shows how the Predecessor Partnership’s returns compare to a category of funds with similar investment objectives.  The Predecessor Partnership’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information will be available on the Fund’s website at www.usamutuals.com.

Calendar Year Total Returns as of December 31,*

* The year-to-date total return as of September 30, 2017 was 11.42%.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 11.47% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -13.23% (quarter ended June 30, 2010).

Average Annual Total Returns
(For the periods ended December 31, 2016)
USA Mutuals Navigator Fund*	1 Year	5 Years	10 Years	Since Inception (2/1/02)
Return Before Taxes	7.62%	8.65%	8.78%	11.93%
Return After Taxes on Distributions	N/A	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A	N/A
S&P 500 Index® (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%	6.83%
Morningstar Tactical Allocation Category (reflects no deduction for fees, expenses, or taxes)	5.71%	4.67%	3.33%	4.57%
* The returns shown are those of the Predecessor Partnership and do not reflect a sales load. If sales loads were reflected, returns would be less.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Predecessor Partnership was an unregistered partnership that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions.  As a result of the different tax treatment, the Fund is unable to show after-tax returns for periods prior to October 13, 2017.

Table of Contents - Prospectus
4

Investment Advisor
USA Mutuals Advisors, Inc. is the Fund’s investment advisor.

Portfolio Manager
Mr. Steven Goldman, portfolio manager, has been the portfolio manager primarily responsible for the day-to-day management of the Fund since the Fund commenced operations in October 2017.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem shares by mail (USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-0701), by internet or by telephone at 1–866–264–8783, on any day the New York Stock Exchange (“NYSE”) is open for trading.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund is $100 for retirement accounts and $2,000 for other types of accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  You may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

Table of Contents - Prospectus
5

Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective
The investment objective of the Fund is capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the S&P 500® Index in bull markets, and less or negatively correlated in bear markets.

Changes to Investment Objective and Strategies.  Except as noted below, the Fund’s investment objective, investment strategies and policies described in this Prospectus are not fundamental and may be changed by sole action of the Board of Trustees without shareholder approval.  Shareholders will be provided with sixty (60) days advance written notice prior to a change to the Fund’s investment objective.

Principal Investment Strategies
The Fund, a diversified investment company, pursues its investment objective by employing a discretionary trading strategy which attempts to tactically allocate exposure levels in the U.S. stock market.  Specifically, the Advisor invests the portfolio in long and short equity stock index futures, primarily on the S&P 500® Index; however, the Advisor may also invest in stock index futures listed on other equity exchanges.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.  The Fund may use stock index futures for hedging or speculation purposes.

The Fund’s investment methodology is based on the Advisor’s quantitative indicators and models.  The methodology begins with a top-down analysis of a broad array of fundamental and statistical data relating to the stock market.  This data can be classified into five distinct categories:

1) Market valuation (whether the market is over-valued, under-valued or neutral);
2) Investor sentiment (investor expectations about the market, used as a contrary measure);
3) Market intervals (market momentum, market structure and seasonal factors);
4) Monetary environment (interest rates and macroeconomic circumstances); and
5) Macro Factors (external influences that may impact U.S. stock indexes).

An assessment of these categories determines the amount of long or short equity allocation exposure in the Fund through investment in stock index futures.  This equity exposure through futures generally ranges from 30% short to 130% long.

The Fund implements short positions by using futures.  Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the value of the securities.  The Fund must borrow the security to deliver it to the buyer.  The Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  The Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future.  This gives the Fund a short position with respect to that asset.

The Fund will use leverage through derivatives; however, the only derivatives in which the Fund invests are stock index futures.  Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short.  Investments in derivative instruments also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument.  Leverage can increase the investment returns of the Fund.  As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

Table of Contents - Prospectus
6

The Fund invests only in stock index futures in pursuing its investment objective.  The risk profile of stock index futures is controlled and monitored through the oversight and regulations of the exchanges.  The Fund is in compliance with the requirements of the exchanges and regulatory agencies in regard to its derivatives trading.

Buy and sell decisions are at the discretion of the portfolio manager and are based on a compilation of proprietary indicators of broad market sentiment.

General Investment Policies of the Fund

Temporary Strategies; Cash or Similar Investments.  For temporary defensive purposes, the Advisor may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The following risks apply to the Fund:

•
Recent Market Events Risk.  U.S. and international markets have experienced significant volatility in recent years.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.  Continuing market volatility may have adverse effects on the Fund.

•
Stock Market Risk.  The Fund invests in stock index futures of companies listed on equity indices, which exposes the Fund to stock market risk.  Instruments selected to gain stock market exposure for the Fund’s portfolio may decline in value more than the overall stock market.  Investments are subject to market risk, which may cause the value of the Fund’s investment to decline. Stock market prices of securities may be adversely affected by many factors, such as an issuer’s having experienced losses or by the lack of earnings or by the issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer.  If the stock market declines in value, shares of the Fund are likely to decline in value.

•
Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Advisor’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and selection of portfolio securities.  If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•
Futures Contract Risk.  Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments.  Investments in futures may result in a substantial loss in a short period.  The loss may be potentially unlimited and may be more than the original investment.  Investments in futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed.  If the Advisor incorrectly forecasts the value of investments in using a futures contract, the Fund might have been in a better position if the Fund had not entered into the contract. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund’s investments.  In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations.  Changes in the value of the Fund’s investment securities may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund’s initial investment in such a contract.

Table of Contents - Prospectus
7

•
Short Selling Risk.  Short sales involve selling a security that the Fund borrows and does not own.  The Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations.  At the time of a short sale, the Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period.  The value of the liquid assets will be marked to market daily.  The Fund may engage in short sales if the Advisor anticipates that the security’s market purchase price will be less than its borrowing price.  Short sales carry significant risk, including the risk of loss if the value of a security sold short increases prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

•
Derivatives Risk. The Fund may invest in derivative securities, specifically futures contracts, for hedging or speculative purposes and to reduce Fund volatility, as well as direct investment. Derivatives are financial instruments that derive their performance from the performance of an underlying index or asset.  Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.  Derivatives may also make the Fund’s portfolio less liquid and difficult to value, especially in declining markets, and the counterparty may fail to honor contract terms.

•
Leverage Risk.  If a leveraged asset decreases in value, the Fund will suffer a greater loss than it would have without the use of leverage.  The Fund will maintain long positions in assets available for collateral, consisting of cash and cash equivalents (which are limited to U.S. Treasuries) to comply with applicable legal requirements.  However, if the value of such collateral declines, margin calls by lending brokers could result in the liquidation of collateral assets at disadvantageous prices.

•
New Fund Risk.  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.  Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders.  As a result, the timing of the Fund’s liquidation may not be favorable.

•
Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.  As a result, the Fund and its shareholders could be negatively impacted.

Table of Contents - Prospectus
8

Disclosure of Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI.  Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to Fund shareholders are available free of charge, by contacting the Fund c/o U.S. Bancorp Fund Services, LLC, at 1–866–264–8783 and on the Fund’s website at www.usamutuals.com.  The Form N-Q is available on the SEC’s website at www.sec.gov.

Management of the Fund

Under the laws of the State of Delaware, the Board of Trustees of USA Mutuals (the “Trust”) is responsible for managing the Trust’s business and affairs.  The Board of Trustees also oversees duties required by applicable state and federal law.  The Trust has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Advisor, pursuant to which the Advisor manages the investment of the assets of the Fund, subject to the oversight and review of the Board of Trustees.

A discussion regarding the Board of Trustees’ basis for approving the Investment Advisory Agreement with respect to the management of the Fund will be included in the Fund’s semi-annual report to shareholders for the period ended September 30, 2017.

The Advisor

USA Mutuals Advisors, Inc., formerly known as “Mutuals Advisors, Inc.,” is located at Plaza of the Americas, 700 North Pearl Street, Suite 900, Dallas, Texas 75201 and serves as the investment advisor to the Fund.  The Advisor is wholly-owned by Mutual Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.).  The Advisor is an SEC-registered investment advisor that serves as the investment advisor to the Fund and other registered investment companies.  As of August 31, 2017, the Advisor managed approximately $230 million in assets.  The Advisor has also registered as a commodity pool operator (“CPO”) with the National Futures Association (the “NFA”) with respect to the Fund in accordance with regulations adopted by the CFTC under the Commodity Exchange Act (“CEA”).  The Advisor serves as investment advisor to mutual funds, including the USA Mutuals Vice Fund (together with the Fund, the “USA Mutuals Funds”), which is currently offered in a separate prospectus.  The Advisor, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations.  The Advisor also keeps related records for the Fund.

The Advisor is entitled to an annual advisory fee of 1.75% of the Fund’s average daily net assets.  In addition, the Advisor has entered into an Expense Waiver and Reimbursement Agreement (the “Expense Agreement”) in which it has agreed to limit total annual fund operating expenses (not including Excluded Expenses) to 1.99%.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid by the Advisor, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

The Expense Agreement expires on July 31, 2019.  The Expense Agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

Portfolio Manager

Mr. Steven Goldman, Portfolio Manager, is the portfolio manager primarily responsible for the day-to-day portfolio management of, and investment research for, the Fund.  He has managed the Fund since its inception.  Mr. Goldman brings over 30 years of investment management experience.  Mr. Goldman founded Goldman Management, Inc. (“GMI”), an asset management firm, in 1985 and is the Principal and sole director. From April 1986 to September 2011, Mr. Goldman was the Chief Market Strategist and partner at Weeden & Co, LP. Since 2011, Mr. Goldman has focused solely on GMI. Mr. Goldman graduated from the University of Maryland with a Bachelor of Science in 1979, concentrating in economics and finance.  In 1984, he received his Master of Business Administration from the Zicklin School of Business at Baruch College, a part of the City University of New York.

Table of Contents - Prospectus
9

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Shareholder Information

Choosing a Share Class

The Fund offers Institutional Class and Class Z shares in this Prospectus.  Each class of shares has a different distribution arrangement and expenses to provide for different investment needs.  This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors.  Class Z shares of the Fund are not currently available for purchase.

Institutional Class Shares.  Institutional Class shares are available directly from the Fund or through advisory and fee-based programs of brokers and financial advisors that have an agreement with the Fund.

Class Z Shares.  Class Z shares of the Fund are not currently offered for sale.  Class Z shares may only be available through certain financial intermediaries that have agreements with the Distributor to sell Class Z shares. You may generally open an account and purchase Class Z shares only through fee-based programs of financial intermediaries that have special agreements with the Distributor, through financial intermediaries that have been approved by, and that have special agreements with, the Distributor, to offer shares to self-directed investment brokerage accounts that may charge a transaction fee, and through other financial intermediaries approved by the Distributor.  Class Z shares may also be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor.  An investor transacting in Class Z shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

The Fund does not subject purchases of Class Z shares to a front-end sales charge.  The financial intermediaries that have an agreement with the Distributor to sell Class Z shares may impose a transaction fee and other ongoing fees on shareholders purchasing Class Z shares.  Consult a representative of your financial intermediary regarding transaction fees and other ongoing fees that may be imposed by your financial intermediary and waivers of transaction fees that may be available from your financial intermediary.

Valuation of Fund Shares

Shares of the Fund are sold on a continuous basis at NAV per share (before imposition of a commission, if any, on Class Z shares) which is determined by the Fund as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for unrestricted business.  The NYSE is generally closed on national holidays.  However, the NAV of the Fund may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  Purchase and redemption requests are priced at the applicable price calculated after receipt of such requests.  The NAV is determined by adding the value of the Fund’s securities, cash and other assets, subtracting all expenses and liabilities of the Fund, and then dividing by the total number of shares of the Fund outstanding.  The NAV takes into account the expenses and fees of the Fund, including management, administration and shareholder servicing fees, which are accrued daily.  The Fund may invest in foreign securities.  Since the exchanges on which such foreign securities trade may be open on days that the NYSE is not open, the values the Fund uses to determine its NAV may change on days that the Fund’s shareholders may be unable to purchase or redeem Fund shares.

The Fund’s investments are valued according to market value.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by the Advisor in good faith and in accordance with procedures approved by the Board of Trustees.  When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.  Therefore, if a shareholder purchases or redeems shares in the Fund at a time when it holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Table of Contents - Prospectus
10

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of that exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing mean price on such day.  If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under procedures approved by the Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced.

Buying Shares

Minimum Investments
The minimum initial amount of investment in the Fund is $100 for retirement accounts and $2,000 for all other accounts.  Subsequent purchases of Fund shares may be made with a minimum investment amount of $100.  Shareholders will be given at least thirty (30) days’ written notice of any change in the minimum amount of initial or subsequent investments.

Timing of Requests
Your share price will be the next calculated NAV calculated after the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), receives your request in good order and before imposition of a commission on Class Z shares, if any.  All requests received in good order before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be priced on the next business day.

Receipt of Orders
Shares may only be purchased on days the NYSE is open for business.  The Fund may authorize one or more broker-dealers to accept on its behalf purchase and redemption orders that are in good order.  In addition, these broker-dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf.  Your order will not be accepted until the completed account application to purchase Fund shares (“Account Application”) is received and accepted by the Transfer Agent.

All Account Applications are subject to acceptance by the Fund and are not binding until so accepted.  The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund.  A service fee, currently $25, will be deducted from a shareholder’s account for any purchases that do not clear.  The Fund and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.

Table of Contents - Prospectus
11

Methods of Buying
By mail
You may purchase shares of the Fund by contacting the Fund directly.  To open an account, complete an Account Application and send it, together with your payment for the amount you wish to invest and the name of the Fund and share class you are investing in, to the appropriate address below.  Payment should be made in U.S. dollars by check drawn on a domestic financial institution, savings and loan, or credit union, or sent by wire transfer.  Checks should be made payable to “USA Mutuals Funds.”  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, traveler’s checks, credit card checks or starter checks for the purchase of shares.  The Fund is unable to accept postdated checks or any conditional order or payment.  To make additional investments once you have opened your account, write your account number on the check and send it together with the stub from the most recent confirmation statement received from the Transfer Agent to the appropriate address below.  If your check or Automated Clearing House (“ACH”) payment is returned for any reason, your purchase will be canceled, and a $25 fee will be assessed against your account by the Transfer Agent, and you may be responsible for any loss incurred by the Fund.  Please visit www.usamutuals.com for more information about how to purchase shares of the Fund.

You may generally open an account and purchase Class Z shares only through fee-based programs of financial intermediaries that have special agreements with the Distributor, through financial intermediaries that have been approved by, and that have special agreements with, the Distributor, to offer shares to self-directed investment brokerage accounts that may charge a transaction fee, and through other financial intermediaries approved by the Distributor.

	Regular Mail USA Mutuals Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery USA Mutuals Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

NOTE:  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

By telephone
To make additional investments by telephone, you must check the appropriate box on your Account Application authorizing telephone purchases.  If you have given authorization for telephone transactions and your account has been open for at least 15 calendar days, call the Transfer Agent toll free at 1–866–264–8783 and you will be allowed to move money from your bank account to your Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  For security reasons, requests by telephone will be recorded.

If you accepted telephone and internet options on your Account Application form or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).  During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail the request to the Fund at the address listed above under “By mail.”

Table of Contents - Prospectus
12

By wire
Prior to wiring any funds, you must notify the Transfer Agent of your intent to wire, and to verify the wiring instructions to ensure proper credit when the wire is received.  Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing.  The Fund and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

If you are establishing a new account by wire, contact the Transfer Agent by telephone to make arrangements with a service representative to submit your completed application via facsimile.  The representative will contact you within 24 hours of receipt of the faxed application to provide you with an account number and wiring instructions.  You should then instruct your bank to wire transfer the intended amount in federal funds to:

U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA #:  075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further Credit:       USA Mutuals
(your name or the title on the account)
(your account #)

Through an Automatic Investment Plan
Once you open your account, you may purchase shares of the Fund through an Automatic Investment Plan (“AIP”).  You can have money automatically transferred from your checking or savings account on a monthly basis.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  Investments in the Fund through an AIP may be made with a minimum investment of $100.  Any request to change or terminate your AIP should be submitted to the Transfer Agent 5 days prior to effective date.  The Fund may modify or terminate the AIP at any time without notice.  The first AIP purchase will take place no earlier than 15 calendar days after the Transfer Agent has received your request.  We are unable to debit mutual fund or pass through accounts.

Through the Internet
You may establish a new account and purchase initial and subsequent shares through the Fund’s website at www.usamutuals.com if you accepted telephone and internet options on your Account Application form and included a voided check or savings deposit slip.  If you accepted these options and your account has been open for at least 15 calendar days, you may access the website and you will be allowed to purchase Fund shares upon request.  Shareholders who wish to establish a new account and/or purchase shares online may do so on the Fund’s website with the assistance of the Transfer Agent via the chat function. Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

Through an authorized broker-dealer organization
You may purchase shares of the Fund through any broker-dealer organization that has been authorized by the Fund and has an agreement with the Distributor.  These broker-dealers are further authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  A purchase order is deemed received by the Fund when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, receives the request in good order.  An order is deemed to be received when the Fund or an authorized intermediary accepts the order.  Please keep in mind that your broker-dealer may charge additional fees for its services.

Anti-Money Laundering Information
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Account Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1–866–264–8783 if you need additional assistance when completing your Account Application.

Table of Contents - Prospectus
13

If, through reasonable measures, the Transfer Agent is unable to verify the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information allowing the Transfer Agent to verify the shareholder’s identity is received.  The Fund may also reserve the right to close the account within five business days if clarifying information or documentation is not received.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Trust, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund does not sell shares to any person residing in a country other than the United States of America, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  Additionally, in their discretion, the Fund may refuse to allow someone to purchase shares based on suspicious, inappropriate or illegal activity, such as market timing (please see the section below entitled “Selling Shares – Market Timing Trading Policy” for additional information).

Selling Shares

Methods of Selling
By mail
Send your written redemption request to the Transfer Agent at the appropriate address below.  Your request should be in good order and contain the name of the Fund you are selling, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  Be sure to have all shareholders sign the letter.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians (i.e., corporate resolutions or trust documents indicating proper authorization).  Please see the SAI for more information.

	Regular Mail USA Mutuals Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery USA Mutuals Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•          if a change in ownership is requested;
•          when redemption proceeds are payable or sent to any person, address or bank account not on record;
•          when a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
•          for all redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

The Fund reserves the right to waive any signature requirement at its discretion.  In addition to the situations described above, the Fund and/or Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Table of Contents - Prospectus
14

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Shareholders who hold their shares through an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Shares held in IRA accounts may be redeemed by telephone at 1-866-264-8783.  Investors will be asked whether or not to withhold taxes from any distribution.

By telephone
If you are authorized to perform telephone transactions (either through your Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares in any amount, but not less than $100 and not more than $50,000, by instructing the Fund by telephone at 1-866-264-8783.  A signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•          that you correctly state the Fund account number;
•          the name in which your account is registered;
•          the Social Security or tax identification number under which the account is registered; or
•          the address of the account holder, as stated in the account application form.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

By wire
To redeem shares by wire to a previously designated bank account, call the Fund at 1–866–264–8783 and specify the amount of money you wish to be wired.  Your bank may charge a fee to receive wired funds.  The Transfer Agent will charge a reasonable nominal fee for outgoing wires.

Through the Internet
You may redeem shares through the Fund’s website at www.usamutuals.com.  Shareholders who wish to redeem shares online may do so on the Fund’s website with the assistance of the Transfer Agent via the chat function.  You may redeem up to $50,000. Proceeds from an online redemption can be sent via check to the address of record or can be sent to you by wire or ACH to the previously established bank account.  Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

Through a broker-dealer organization
If you purchased your shares through a broker-dealer or other financial organization, your redemption order may be placed through the same organization.  The organization is responsible for sending your redemption order to the Fund on a timely basis.  Please keep in mind that your broker-dealer may charge additional fees for its services.

Table of Contents - Prospectus
15

Payment of Redemption Proceeds to You
You may redeem the Fund’s shares at a price equal to the NAV next determined after the Transfer Agent receives your redemption request in good order and before imposition of a commission on Class Z shares, if any.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will usually be wired to the bank you indicate or mailed on the following day to the address of record.  You may also have your redemption proceeds sent to your predetermined bank account by electronic funds transfer through the ACH network, provided your bank is a member.  Proceeds will generally be credited to your account within two business days.  There is no charge to have your payment sent via ACH.  In all cases, proceeds will be sent within seven calendar days after the Fund receives your redemption request.

You may receive proceeds of your sale in a check, ACH, or federal wire transfer.  The Fund typically expects that it will take one to two days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days.  The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests.  The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund.  These redemption methods will be used regularly and may also be used in unusual market conditions.

The Fund reserves the right to redeem in-kind as described under “Redemption-in-Kind” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders.  Redemptions in-kind are typically used during unusual market conditions.

In all cases, proceeds will be sent within seven calendar days after the Fund receives your redemption request.  Please note, the Fund may delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund.

If you purchase shares using a check or an ACH payment and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase amount has cleared (usually within 15 calendar days).  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.

Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Systematic Withdrawal Plan
As another convenience, you may redeem your Fund shares through the SWP.  Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 and each payment should be a minimum of $100.  If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  The SWP may be terminated at any time by the Fund.  You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

Table of Contents - Prospectus
16

A withdrawal under the SWP involves a redemption of shares and may result in a capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the distributions credited to your account, the account ultimately may be depleted.

Redemption-in-Kind
The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund reserves the right to make a “redemption-in-kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.  These securities redeemed in kind remain subject to general market risks until sold.  For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash.  In addition, sales of such in-kind securities may generate taxable gains.

Market Timing Trading Policy
Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Fund and its shareholders.  The Board of Trustees has adopted policies and procedures that are designed to detect and deter abusive short-term trading practices in the Fund (the “Market Timing Policy”).  Short-term or excessive trading into and out of the Fund may harm performance by disrupting investment strategies and by increasing expenses.  Accordingly, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the Advisor’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

The risks of market timing cannot be eliminated.  Depending on various factors (including the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), market timing may disrupt investment strategies, increase brokerage, administrative, and other expenses and impact the Fund’s performance.  The Fund is currently using several methods to detect and deter market timing.  These methods include the use of broad authority to take discretionary action against market timers and against particular trades and selective monitoring of trade activity.

Each of these methods involves judgments that are inherently subjective, although the Fund and its service providers seek to make judgments that are consistent with shareholder interests.  Moreover, each of these methods involves some selectivity in their application.  While the Fund seeks to take action that will detect and deter market timing, the Fund cannot represent that market timing can be completely eliminated.

In particular, since the Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Fund cannot always detect short-term or excessive trading.  However, the Fund will work with financial institutions as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Financial intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.  However, the Advisor and the Transfer Agent will make every effort to apply these policies to all shares held by Fund investors, whether held through the Transfer Agent or through intermediaries.  The Fund’s chief compliance officer monitors enforcement of the Fund’s policies regarding market timing.

Exchanging or Converting Shares

Exchanging Shares. Shareholders of record may exchange shares of the Fund for shares of any other fund in the USA Mutuals fund family on any business day by contacting the Fund directly.  This exchange privilege may be changed or canceled by the Fund at any time upon sixty (60) days’ written notice. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. A notary public cannot guarantee signatures.  A minimum investment amount of $100 for retirement accounts and $2,000 for all other accounts is required when exchanging into either an existing account or a newly established account. An exchange from one fund to another is treated the same as an ordinary redemption and purchase for federal income tax purposes upon which you may realize a capital gain or loss depending on the length of time the shares are held, subject to certain limitations on the deductibility of losses. This is not a tax-free exchange. An exchange request received by the Fund prior to market close will be made at that day’s closing NAV. In order to exercise the exchange privilege over the telephone, shareholders need to select this option on their shareholder application.  The exchange privilege is not available for Class Z shares.

Table of Contents - Prospectus
17

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.

Converting Shares.  Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class.  Shares may only be converted into a share class with a lower expense ratio than the original share class.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the Fund as described above.  You may be required to provide sufficient information to establish eligibility to convert to the new share class.  All permissible conversions will be made on the basis of the relevant NAV without the imposition of any sales load or other charge.  A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes.  The Fund may change, suspend or terminate this conversion feature at any time.

Call the Fund (toll-free) at 1–866–264–8783 to learn more about conversions of Fund shares, or to obtain a prospectus or visit www.usamutuals.com.

General Transaction Policies

Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue or temporarily suspend account services, including purchase, exchange or telephone redemption privileges, for any reason;
•
reject any purchase or exchange request for any reason  (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•
redeem all shares in your account if your balance falls below the Fund’s minimum initial investment requirement (if, within thirty (30) days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares; however, the Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV); and

•	reject any purchase or redemption request that does not contain all required documentation.

Your broker-dealer or other financial organization may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker-dealer or other financial organization for details.

Closure of the Fund
The Advisor retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Advisor may decide to close the Fund to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time.  If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call the Transfer Agent at 1–866–264–8783 to request individual copies of these documents.  The Transfer Agent will begin sending individual copies within thirty (30) days after receiving your request.  This policy does not apply to account statements.

Table of Contents - Prospectus
18

Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Fund maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll-free at 1–866–264–8783 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Distribution of Fund Shares

The Distributor
Quasar Distributors, LLC is located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

Payments to Financial Intermediaries
The Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Advisor, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.  An “omnibus account” is a single account in the Fund that contains the combined investment for all of a financial intermediary’s customers.  These financial intermediaries provide shareholder recordkeeping and servicing to their individual customers who are beneficial owners of the Fund via these omnibus accounts.  These payments, commonly known as “sub-transfer agency fees,” made by the Fund to such financial intermediaries for the shareholder recordkeeping and servicing they provide to their individual customers who are indirect Fund shareholders approximate the fees that would be paid by the Fund to its transfer agent for maintaining and servicing these accounts if the financial intermediaries’ customers were instead direct shareholders of the Fund.

The Advisor, out of its own resources and legitimate profits, and without additional cost to the Fund or its shareholders, may provide additional cash payments to certain intermediaries.  Such payments and compensation are in addition to service fees paid by the Fund, if any.  These payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees and sub-TA fees paid by the Fund, if any.  Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.  From time to time, and in accordance with applicable rules and regulations, the Advisor may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Table of Contents - Prospectus
19

Distributions and Taxes

Distributions

The Fund is designed to pay shareholder distributions from the Fund’s investment company taxable income and from any net capital gain the Fund has realized.  Shares will be eligible to receive distributions and will begin earning the right to distributions on the day after which the Fund receives payment and shares are issued.  The Fund makes distributions of investment company taxable income semi-annually.  Net capital gain, if any, is distributed at least once a year.  If the day of distribution falls on a weekend or holiday on which the NYSE is closed, the distribution will be made on the next succeeding business day.  All of your distributions with respect to the Fund, however, will be reinvested in additional shares of the Fund unless you provide us with a written request to receive your payments in cash.  You may change your distribution option at any time in writing or by telephone.  Any such change will be effective only as to distributions for which the record date is five or more days after the Transfer Agent receives the request.  If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your checks or if your checks remain uncashed for six months, your distributions may be reinvested in Fund shares at the then-current NAV.  In such case, all future distributions will automatically be reinvested in shares of the Fund.  No interest will accrue on amounts represented by uncashed distribution checks.  Distributions paid in cash or reinvested in additional shares are treated the same for federal income tax purposes.

If the Fund’s distributions exceed its then-current and accumulated earnings and profits, all or a portion of such distributions may be recharacterized as a return of capital to shareholders.  A return of capital will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares (but not below zero) and will result in a higher reported capital gain or lower reported capital loss when those shares on which the distributions were received are ultimately sold, exchanged or redeemed.  Any return of capital in excess of a shareholder’s basis, however, is taxable as a capital gain.

Federal Income Tax Consequences

Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain, and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 39.6%).  For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to above.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

Table of Contents - Prospectus
20

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8 percent.  The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption.  The amount of the gain or loss and the applicable rate of tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including redemptions in-kind), and how long the shares were held by a shareholder.  Gain or loss realized upon a sale, exchange or redemption of shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.  Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, exchanging or redeeming other shares of the Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares.

The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, when such shareholders subsequently sell, exchange or redeem those shares.  The Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders.  Distributions made by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as “section 1256 contracts,” as defined in the Code. Under the Code, capital gains and losses on section 1256 contracts are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are section 1256 contracts.

This section is not intended to be a full discussion of tax laws and the effect of such laws on you.  There may be other federal, state, foreign, or local tax considerations applicable to a particular investor.  You are urged to consult your own tax advisor.

Financial Highlights

Because the Fund has recently commenced operations, there are no financial highlights available at this time.

Table of Contents - Prospectus
21

Investment Advisor
USA Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street, Suite 900
Dallas, Texas 75201

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Table of Contents - Prospectus
22

For More Information

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports will provide the most recent financial reports and portfolio listings.  The annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of the SAI and the annual and semi-annual reports (when they become available), request other information, or make general inquiries about the Fund on the Fund’s website at www.usamutuals.com, by calling the Fund (toll-free) at 1-866-264-8783, or by writing to:

USA Mutuals Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI.  They will charge you a fee for this duplicating service.  You can also visit the SEC Public Reference Room and review and copy documents while you are there.  For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520
publicinfo@sec.gov
1-202-551-8090

Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

1940 Act File No. 811-10319

Table of Contents - Prospectus
23

USA Mutuals Navigator Fund

Institutional Class Shares (UNAVX)
Class Z Shares (ZNAVX) (not currently offered)

Statement of Additional Information
October 13, 2017

This Statement of Additional Information (“SAI”) provides general information about the USA Mutuals Navigator Fund (the “Fund”), a series of USA Mutuals.  This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus dated October 13, 2017, which is incorporated herein by reference.  A copy of the Prospectus may be obtained without charge by calling the Fund at 1-866-264-8783 or visiting www.usamutuals.com.

You should rely only on the information contained in this SAI and the Prospectus dated October 13, 2017.  USA Mutuals has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.  A copy of the Fund’s annual report may be obtained (when it becomes available) without charge by calling the Fund at 1-866-264-8783 or visiting www.usamutuals.com.

Phone: 1-866-264-8783	Series of USA Mutuals
Web:  www.usamutuals.com

‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑
TABLE OF CONTENTS
‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑‑

Table of Contents - SAI

ORGANIZATION OF THE TRUST AND THE FUND
USA Mutuals (the “Trust”) is an open-end management investment company, or mutual fund, organized as a Delaware statutory trust on March 20, 2001.  The Trust’s Declaration of Trust permits the Trust to offer separate series of units of beneficial interest and separate classes.  The Fund is currently authorized to offer Institutional Class and Class Z shares.  The Trust may start more series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares) at $0.001 par value.  Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular series or class of shares.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class.  The Trust does not normally hold annual meetings of shareholders.  The Board of Trustees of the Trust (the “Board of Trustees”) shall promptly call and give notice of a special meeting of shareholders upon the written request of shareholders owning 10% or more of the Fund’s outstanding shares, as required under Delaware law.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each share class of the Fund.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Class Z shares of the Fund are not currently offered for purchase.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board of Trustees has the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of any other fund are in no way affected.  In the case of any liquidation of the Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  Expenses attributable to any series or class are borne by that series or class.  Any general assets, liabilities and expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated to one or more series of the Trust by or under the direction of the Board of Trustees in accordance with the Trust’s Bylaws.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

USA Mutuals Advisors, Inc. (the “Advisor”) serves as the investment advisor to the Fund.  The Advisor also serves as investment advisor to the USA Mutuals Vice Fund and the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund, each a separate series of the Trust, which are offered in separate Prospectuses and SAIs (together with the Fund, the “USA Mutuals Funds”).  The Fund is the successor to the Goldman Navigator Fund, L.P., a limited partnership managed by Steven Goldman, the Fund’s portfolio manager (the “Predecessor Partnership”), pursuant to a reorganization effective as of October 13, 2017.
Table of Contents - SAI

Description of the Fund
The Fund is an open-end, diversified investment company, or mutual fund.

The Fund has an investment objective of capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the Standard & Poor’s 500® Index in bull markets, and less or negatively correlated in bear markets.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS
The following discussion supplements the description of the Fund’s investment objective and strategies set forth in the Prospectus.  Except for the fundamental investment limitations listed below (see “Fundamental Investment Limitations” in this SAI), the Fund’s investment objective, investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees without shareholder approval.  Shareholders will be provided with sixty (60) days advance written notice prior to a change to the Fund’s investment objective.  While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so.

Whenever an investment policy or investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and investment restrictions set forth herein or in the Prospectus.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Derivatives
Buying Call and Put Options.  The Fund may invest in call and put options as part of its overall portfolio management strategy.  Call and put options may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase.  Prior to its expiration, a call option may be sold in a closing sale transaction.  Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction cost.  By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the value of the security until the put expires.  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction cost.  Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options.  The Fund has the ability to write covered options on equity and debt securities and indices.  This means that the Fund will, through its custodian, deposit and maintain either cash or securities with a value equal to or greater than the exercise price of the option.

Table of Contents - SAI

Covered call options give the holder the right to buy the underlying securities from the Fund at a stated exercise price.  A call option written by the Fund is “covered” if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank.  The Fund may purchase securities that may be covered with call options solely on the basis of considerations consistent with the investment objective and policies of the Fund.  The Fund’s turnover may increase through the exercise of a call option.  This will generally occur if the value of a “covered” security increases, and the Fund has not entered into a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the value of the security exceeding the call option price.  The premium serves to mitigate the effect of any depreciation in the value of the security.  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation.  Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option.  Whether or not an option expires unexercised, the writer retains the amount of the premium.  This amount may, in the case of a covered call option, be offset by a decline in the value of the underlying security during the option period.  If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.  Thus during the option period, the writer of a call option gives up the opportunity for appreciation in the value of the underlying security or currency above the exercise price.  It retains the risk of the loss should the price of the underlying security or foreign currency decline.  Writing call options also involves risks relating to the Fund’s ability to close out the option it has written.

Call options may be written on portfolio securities, indices or foreign currencies.  With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter.  Call options on portfolio securities will be covered since the Fund will own the underlying securities.  Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be “covered” by identifying the specific portfolio securities being hedged.  Options on foreign currencies will be covered by securities denominated in that currency.  Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index or foreign currency at the exercise price at any time during the option period.  When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period.  If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.  Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price.  A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

Table of Contents - SAI

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price.  However, the writer of the put option has retained the opportunity for an appreciated price above the exercise price should the market price of the underlying security or foreign currency increase.  Writing put options also involves risks relating to the Fund’s ability to close out the option that it has written.

The writer of an option who wishes to terminate its obligation may effect a “closing purchase transaction” by buying an option on the same securities as the option previously written.  The effect of the purchase is that the clearing corporation will cancel the writer’s position.  However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option.  There is also no guarantee that the Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with a different exercise price, expiration date or both.  Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the investments.  If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

The Fund will realize profits from closing purchase transactions if the price of the transaction is less than the premium received from writing the option.  Likewise, the Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security.

Writing Over-the-Counter (“OTC”) Options.  The Fund has the ability to engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options.  Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.  However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation.  Thus, there is a risk of non-performance by the dealer.  Because there is no exchange, pricing is typically done by reference to information obtained from market makers.  Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction.  There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time.  Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option.  If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised.  Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so.  Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.  Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Table of Contents - SAI

Futures Contracts.  The Fund has the ability to buy and sell stock index futures contracts traded on domestic futures exchanges to hedge the value of its portfolio against changes in market conditions.  A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time the Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin.”  Thereafter, the Fund may need to make subsequent deposits, known as “variation margin,” to reflect changes in the level of the stock index.

The Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such non-hedging positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act (the “CEA”) and regulations of the Commodity Futures Trading Commission (“CFTC”)), do not exceed 5% of the liquidation value of the Fund, or if the aggregate net notional value of the Fund’s commodity positions does not exceed 100% of the liquidation value of the Fund.

Risks Associated With Options and Futures.  Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in the value of its portfolio securities, the use of these instruments involves certain risks.  As the writer of covered call options, the Fund receives a premium but loses any opportunity to profit from an increase in the market price if the underlying securities appreciate, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of the Fund’s investment securities, they are derivative instruments that are subject to a number of risks.  During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund’s investments.  In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations.  Changes in the value of the Fund’s investment securities may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund’s initial investment in such a contract.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person may hold or control in a particular futures contract.  Trading limits are imposed on the number of contracts that any person may trade on a particular trading day.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions.  These trading and positions limits will not have an adverse impact on the Fund’s strategies for hedging its securities.

Often, futures purchased or sold by the Fund will be traded on foreign securities exchanges.  Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

Table of Contents - SAI

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange.  The Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections as transactions on United States futures exchanges.  In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

As of the date of this SAI, the Advisor is deemed to be a commodity pool operator (“CPO”) with respect to its service as an investment advisor to the Fund.  The Fund and the Advisor are subject to regulation by the CFTC.  The Predecessor Partnership was previously registered with the NFA as a commodity pool and the Predecessor Partnership’s advisor was registered with the NFA as a commodity pool operator.

Commodity Pool Operator
The Fund is subject to regulation by the CFTC as a commodity pool and the Advisor is subject to regulation by the CFTC as a CPO with respect to the Fund under the CEA.  The Advisor does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.  The Advisor is registered with the NFA as a CPO.  As a result, the Advisor is subject to dual regulation by the CFTC and the SEC.  The Advisor has availed itself of the CFTC’s substitute compliance option under the harmonization regulations with respect to the Fund by filing a notice with the NFA.  The Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations.

Short Sales
Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the value of the securities.  The Fund must borrow the security to deliver it to the buyer.  The Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  Until the security is replaced, the Fund is required to pay the lender any dividends or interest that accrues on the security during the loan period.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out.  The Advisor anticipates that the frequency of short sales will vary substantially under different market conditions.

Short sales involve selling a security that the Fund borrows and does not own.  The Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations.  At the time of a short sale, the Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period.  The value of the liquid assets will be marked to market daily.  The Fund may engage in short sales if the Advisor anticipates that the security’s market purchase price will be less than its borrowing price.  Short sales carry significant risk, including the risk of loss if the value of a security sold short increases prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

Table of Contents - SAI

Equity Securities
The Fund may invest in equity securities consistent with its investment objective and strategies.  An equity security, or stock, represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  Please see “Debt Securities,” below.

To the extent the Fund invests in the equity securities of small or medium-size companies, the Fund will be exposed to the risks of smaller sized companies.  Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Other Investment Companies and Exchange-Traded Funds (“ETFs”)
The Fund may invest in shares of other investment companies, which may include ETFs and money market mutual funds in addition to other mutual funds.  The Fund’s investments in money market mutual funds may be used for cash management purposes, for temporary defensive purposes, and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  An ETF, a type of investment company that trades like common stock on an exchange, usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.

The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act.  This limitation may prevent the Fund from allocating its investments in the manner the Advisor considers optimal.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1.50%.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than 30 days.

Table of Contents - SAI

As a shareholder of another investment company, the Fund bears, along with other shareholders, a pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses will be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Exchange-Traded Funds
An investment in an ETF generally presents the same primary risk as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies.  The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

Real Estate Investment Trusts
The Fund may invest in real estate investment trusts (“REITs”).  Equity REITs invest primarily in real property and earn rental income from leasing those properties.  Equity REITs also may realize gains or losses from the sale of properties.  Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties.  Hybrid REITs invest both in real property and in mortgages.

A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90% of its taxable income to shareholders each year.  Consequently, REITs tend to focus on income-producing real estate investments.

The Fund’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages.  Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects.  REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Under certain circumstances, a REIT may fail to qualify for pass-through treatment for tax purposes, which would subject the REIT to federal income taxes at the REIT level and adversely affect the value of the Fund’s investment in such REIT.

Table of Contents - SAI

Debt Securities
The Fund may invest in debt securities, including debt securities convertible into common stock consistent with its investment objective and strategies.  Debt securities purchased by the Fund may consist of obligations of any rating.  Debt securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of issuers of the securities to make principal and interest payments than would occur with securities rated in higher categories.  Securities referred to as “high-risk” securities generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time.  The Fund may invest in high yield debt securities or “junk bonds” that are considered high risk.  Special tax considerations are associated with investing in high-yield securities structures such as zero coupon or “pay-in-kind” securities.  The Fund will report the accrued interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

The payment of principal and interest on most debt securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

The ratings of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and other nationally recognized rating agencies represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

U.S. Government and Agency Obligations
The Fund may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.  U.S. Treasury obligations differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.  U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

Table of Contents - SAI

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  See also “Mortgage-Backed and Asset-Backed Securities,” below.  In addition, U.S. Government obligations are subject to fluctuations in value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Diversification of Investments
The Fund is diversified under the 1940 Act.  Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer.  The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws.  The diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.  However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.  Because the Fund is diversified, the Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

Borrowings
The Fund may borrow funds to meet redemptions, for other emergency purposes or to increase its portfolio holdings of securities.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders will be reduced.  The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the value of the Fund’s portfolio.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if borrowing were not used.

Table of Contents - SAI

Securities Lending
The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The value of the loaned securities may not exceed one-third of the Fund’s total assets, including the collateral received to secure the securities loan and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.  Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.  However, such payments of accrued income will not constitute qualified dividend income and will be taxable as ordinary income.  While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Restricted and Illiquid Securities
The Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

Securities of Foreign Issuers
The Fund may invest in securities of foreign issuers.  Investments in the securities of foreign issuers involve special risks that differ from those associated with investments in domestic securities.  The risks associated with investments in the securities of foreign issuers relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers.  These risks may include, but are not limited to, expropriation, confiscatory taxation, withholding taxes on income earned on foreign securities, withholding taxes (generally nonrefundable) imposed by the United States on payments to certain foreign entities, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments.

In addition, there are restrictions on foreign investments in other jurisdictions, and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad.  Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity.  Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Table of Contents - SAI

Furthermore, investing in foreign securities can carry higher returns and risks than those associated with domestic investments.  Foreign securities may be denominated in foreign currencies.  Therefore, the value in U.S. dollars of the Fund’s net assets and income may be affected by changes in exchange rates and regulations.

The internal politics of certain foreign countries may not be as stable as that of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation, or economic recessions or slowdowns of those partners could have a significant adverse effect upon the securities markets of such countries.

In June 2016, the United Kingdom voted to leave the European Union following a referendum referred to as “Brexit.”  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, market and economic outcomes are difficult to predict.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by the Fund, denominated in that currency.  Furthermore, the interest and dividends payable on certain foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to the Fund and that may ultimately be available for distribution.

Other differences between investing in foreign companies and in U.S. domiciled companies include:

•	information is less publicly available;
•	there is a lack of uniform financial accounting standards applicable to foreign companies;
•	market quotations are less readily available;
•	there are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks;
•	there is generally a lower foreign securities market volume;
•	it is likely that foreign securities may be less liquid and/or more volatile;
•	there are generally higher foreign brokerage commissions;
•	there may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems; and
•	the mail service between countries may be unreliable.

Depositary Receipts
The Fund also may purchase foreign securities in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies.  These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded.  ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the ADR holders.  In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR.  The Fund may invest in ADRs through both sponsored and unsponsored arrangements.  EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.  GDRs are receipts issued globally by banks or depositaries which evidence similar ownership arrangements.

Table of Contents - SAI

When-Issued Purchases, Delayed Delivery and Forward Commitments
The Fund may purchase or sell particular securities with payment and delivery taking place at a later date.  The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  When the Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  It may be expected that the value of the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.  In addition, when the Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities.  The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.  When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets.  Fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Warrants
The Fund has the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them.  Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price level of the underlying security.

Table of Contents - SAI

Repurchase Agreements
The Fund may have a portion of its net assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position.  To earn income on this portion of its net assets, the Fund may enter into repurchase agreements.  Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. Government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price.  The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial value of at least 100% of the dollar amount invested by the Fund in each repurchase agreement.  The Advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities.  The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e. banks or broker-dealers that the Advisor believes present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Fund may also enter into reverse repurchase agreements.  Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment.  The Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Fund’s obligation under the agreement, including accrued interest, in a segregated account with the Fund’s custodian bank.  The securities subject to the reverse repurchase agreement will be marked-to-market daily.

The use of repurchase agreements by the Fund involves certain risks.  For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by the Fund not within the control of the Fund, and therefore the realization by the Fund on the collateral may be automatically stayed.  Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Temporary Investments
Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above.  The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objective during that period.

For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, such Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Table of Contents - SAI

Portfolio Turnover
The Fund is actively managed and has no restrictions upon portfolio turnover.  A 100% annual portfolio turnover rate would be achieved if each security in the Fund’s portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year.  Trading also may result in realization of taxable capital gains that would not otherwise be realized, thereby increasing the amount of distributions taxable to shareholders, some of which may be short-term capital gain taxable to shareholders at ordinary income rates.

Investment Limitations

Fundamental Investment Limitations
The Fund has adopted the following fundamental investment limitations.  The following restrictions for the Fund may only be changed if the change is approved by holders of a majority of the Fund’s outstanding voting securities.  As used in this SAI, “a majority of the Fund’s outstanding voting securities” means (i) more than 50% of the Fund’s outstanding voting shares or (ii) 67% or more of the Fund’s voting shares present at a shareholder meeting if more than 50% of the Fund’s outstanding voting shares are represented at the meeting in person or by proxy, whichever is less.

The Fund may not:

1.
Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that the Fund may purchase securities issued by issuers, including real estate investment trusts that invest in real estate or interests therein.

2.
Make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; or (iv) loan money to other USA Mutuals Funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

3.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4.
Issue senior securities to the Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

5.
Borrow money in an amount exceeding 33 1/3% of the value of the Fund’s total assets, provided that the Fund may borrow money from other USA Mutuals Funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

6.	Invest in other investment companies except as permitted by the 1940 Act.

7.
Purchase or sell commodities unless acquired as a result of ownership of other securities or other instruments, except as permitted by the 1940 Act (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by commodities).

Table of Contents - SAI

8.
The Fund will not invest in the securities of any one industry if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PORTFOLIO HOLDINGS INFORMATION
The Advisor and the Trust, on behalf of the Fund, have adopted portfolio holdings disclosure policies.  These policies govern the timing and circumstances of disclosure to shareholders and third parties about the Fund’s portfolio investments.  These portfolio holdings disclosure policies have been approved by the Board of Trustees.  The Advisor and the Board of Trustees have also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Advisor, the Distributor or any other affiliated person of the Fund.  After due consideration, the Advisor and the Board of Trustees have determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the portfolio holdings disclosure policies.  The Board of Trustees has also authorized the Advisor or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of the Fund’s portfolio holdings: (1) by overseeing the implementation and enforcement of the portfolio holdings disclosure policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Fund’s Chief Compliance Officer (“CCO”); (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) by considering whether to approve any amendment to these portfolio holdings disclosure policies.  The Board of Trustees reserves the right to amend the portfolio holdings disclosure policies at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the SEC’s website at www.sec.gov.

To the extent the Fund’s service providers have access to information about the Fund’s portfolio holdings, they are bound by confidentiality agreements or professional standards to maintain the confidentiality of the holdings information.  Accordingly, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund’s service providers including, without limitation, the fund administrator, custodian, fund accounting agent, accountants and legal counsel.  Currently, within 10 calendar days of each month end, the Fund also provides its monthly portfolio holdings information to rating and ranking organizations, including Lipper, a Thomson Reuters company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc.  Portfolio holdings information may be separately provided to any person at the same time that it is filed with the SEC or published on the Fund’s website.

In the event of a conflict between the interests of the Fund and the interests of the Advisor, or an affiliated person of the Advisor, the CCO shall make a determination in the best interests of the Fund, and shall report such determination to the Board of Trustees at the end of the quarter in which such determination was made.  Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

Table of Contents - SAI

In no event shall the Advisor, it affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the portfolio holdings disclosure policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

MANAGEMENT OF THE FUND

Board of Trustees and Officers
The management and affairs of the Fund are supervised by the Board of Trustees.  The Board of Trustees consists of three individuals, two of whom are not “interested persons” of the Trust as that term is defined in the 1940 Act (the “Independent Trustees”).  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Board Leadership Structure
The Board of Trustees is comprised of two Independent Trustees – Dr. Michael D. Akers and Mr. Gary A. Drska – and one interested trustee – Mr. Joseph C. Neuberger.  The Trust’s Chairman, Mr. Neuberger, is an “interested person” of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter (“Interested Trustee”).  Mr. Neuberger also serves as President and Chief Operating Officer of U.S. Bancorp Fund Services, LLC, the Fund’s administrator (the “Administrator” or “USBFS”).  The Trust has not appointed a lead Independent Trustee.

The Board of Trustees has established three standing committees – the Audit Committee, the Nominating Committee and the Valuation Committee – which are discussed in greater detail under “Board Committees” below.  All Independent Trustees are members of the Audit Committee and the Nominating Committee.  Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below.  The Board of Trustees reviews its leadership structure regularly.  The Board of Trustees believes that its leadership structure is appropriate and effective in light of the size of the Trust, the nature of its business and recognizing that while the Chairman is an Interested Trustee, he is not interested by virtue of any affiliation with the Advisor but rather due to his affiliation with the Distributor.

The Board of Trustees’ role is one of oversight rather than day-to-day management of the Fund.  The Trust’s Audit Committee assists with this oversight function.  The Board of Trustees’ oversight extends to the Trust’s risk management processes.  Those processes are overseen by the Trust’s officers, including the President/Treasurer, Secretary and CCO, who regularly report to the Board of Trustees on a variety of matters at Board meetings.

The Advisor reports to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Fund.  These reports include discussions of various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Fund.

Table of Contents - SAI

The Board of Trustees has appointed the CCO who reports directly to the Board and who participates in the Board’s regular meetings.  In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures.  The CCO, together with the Trust’s officers, regularly discusses risk issues affecting the Trust and the Fund during Board meetings.  The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event any material risk issues arise in between Board meetings.

Trustees and Officers
The Trustees and officers of the Fund are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1955	Independent Trustee	Indefinite Term; Since 2001	Professor, Department of Accounting, Marquette University (2004 -present); Chair, Department of Accounting, Marquette University (2004-2017).	3	Independent Trustee, Trust for Professional Managers (an open-end investment company with thirty-one portfolios).
Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1956	Independent Trustee	Indefinite Term; Since 2001	Pilot, Frontier/Midwest Airlines (Airline Company) (1986-present).	3	Independent Trustee, Trust for Professional Managers (an open-end investment company with thirty-one portfolios).
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1962	Interested Trustee and Chairperson	Indefinite Term; Since 2001	President (2017-present); Chief Operating Officer (2016-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2017).	3	Trustee, Trust for Professional Managers (an open-end investment company with thirty-one portfolios); Trustee, Buffalo Funds (an open-end investment company with ten portfolios).
Table of Contents - SAI

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years

Michael N. Loukas Plaza of the Americas 700 North Pearl Street Suite 900 Dallas, TX 75201 Year of Birth: 1972	President	Indefinite Term; Since 2016	President, USA Mutuals Advisors, Inc. (July 2016 - present); Managing Principal, WaveFront Capital Management, L.P. (2013 - July 2016); Head of Marketing, Evolution Realty Capital (2011-2013).	N/A	N/A
Jordan Waldrep Plaza of the Americas 700 North Pearl Street Suite 900 Dallas, TX 75201 Year of Birth: 1975	Treasurer	Indefinite Term; Since 2017
Treasurer, USA Mutuals Advisors, Inc. (September 2017–present); Portfolio Manager, USA Mutuals Advisors, Inc. (August 2017–present); Portfolio Manager for Blackfin Capital (March 2014–August 2017); Analyst & Trader for Hourglass Capital (June 2008–December 2013).

				N/A	N/A
Ann Marie Swanson Plaza of the Americas 700 North Pearl Street Suite 900 Dallas, TX 75201 Year of Birth: 1965	Chief Compliance Officer	Indefinite Term; Since 2017
Director, Alaric Compliance Services (2015 - present); Vice President / Chief Compliance Officer, Thomas Partners Investment Management (2013-2015); Senior Vice President / Chief Compliance Officer, Aletheia Research and Management (2010-2013).

				N/A	N/A
Table of Contents - SAI

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Emily R. Enslow 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1986	Secretary	Indefinite Term; Since 2015
Assistant Vice President, U.S. Bancorp Fund Services, LLC (July 2013-present); Proxy Voting Coordinator and Class Action Administrator, Artisan Partners Limited Partnership (September 2012 – July 2013).

				N/A	N/A
*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of the Distributor.

Trustee Qualifications
The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Fund.

Michael D. Akers, Ph.D., CPA.  Dr. Akers has served as an Independent Trustee of the USA Mutuals Funds since 2001.  Dr. Akers has also served as an independent trustee of Trust for Professional Managers, an open-end investment company, since August 2001.  Dr. Akers has been a Professor of Accounting at Marquette University since 2004, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor of Accounting of Marquette University from 1996 to 2004.  Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant.  Through his experience as a trustee of mutual funds and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska.  Mr. Drska has served as an Independent Trustee of the USA Mutuals Funds since 2001.  Mr. Drska has also served as an independent trustee of Trust for Professional Managers, an open-end investment company, since August 2001.  Mr. Drska has served as a pilot of Frontier/Midwest Airlines, Inc., an airline company, since 1986.  Through his experience as a trustee of mutual funds, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Joseph C. Neuberger.  Mr. Neuberger has served as an Interested Trustee of the USA Mutuals Funds since 2001.  Mr. Neuberger has also served as a trustee of Trust for Professional Managers, an open-end investment company, since August 2001 and Buffalo Funds, an open-end investment company, since 2003.  Mr. Neuberger has served as President of the Administrator, a multi-line service provider to mutual funds, since 2017, and as Chief Operating Officer of the Administrator since 2016.  Mr. Neuberger previously served as Executive Vice President of the Administrator from 1994 to 2017.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Neuberger is experienced with financial, accounting, regulatory and investment matters.

Trustee Ownership of Fund Shares
As of the date of this SAI, no Trustees of the Fund beneficially owned shares of the Fund.

Table of Contents - SAI

Furthermore, as of the date of this SAI, neither the Trustees who are not “interested persons” of the Fund, nor members of their immediate family, own securities beneficially, or of record, in the Advisor, the Distributor or any of its affiliates.  Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.

Board Committees
The Board of Trustees has three standing committees as described below:

Audit Committee.  The Audit Committee is responsible for advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually.  Both Independent Trustees (Dr. Akers and Mr. Drska) comprise the Audit Committee.

Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for trustee as is considered necessary from time to time and meets only as necessary.  Both Independent Trustees (Dr. Akers and Mr. Drska) comprise the Nominating Committee.  The Nominating Committee will consider trustee nominees recommended by shareholders.  However, there are no policies in place regarding nominees recommended by shareholders.

Valuation Committee.  The Valuation Committee is responsible for (1) monitoring the valuation of the Fund’s securities and other investments; and (2) determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board of Trustees.  This is required by each series of the Trust’s valuation policies when the full Board of Trustees is not in session.  The Valuation Committee meets as necessary when a price is not readily available.  Dr. Akers and Mr. Loukas comprise the Valuation Committee.

Board Compensation
For their service as Trustees of the Trust, the Independent Trustees receive a retainer fee of $15,000 per year, $2,000 per in-person meeting attended, $500 for each telephonic meeting attended and $500 for each Valuation Committee meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  Trustees who are not Independent Trustees and officers of the Trust receive no compensation for their services as such.  Neither the Trust nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of the Trust or Fund’s expenses.  Because the Fund has recently commenced operations, the following compensation figures represent estimates for the current fiscal year ending March 31, 2018:

Name of Person/Position	Estimated Aggregate Compensation Paid to Trustees from the Fund	Estimated Total Compensation from Fund Complex Paid to Trustees
Joseph C. Neuberger, Chairperson and Trustee	$0	$0
Dr. Michael D. Akers, Independent Trustee	$5,250	$30,500
Gary A. Drska, Independent Trustee	$5,250	$23,500

Control Persons, Principal Shareholders and Management Ownership
A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of the management of the Fund.  As of the date of this SAI, there were no principal shareholders or control persons of the Fund and no Trustee or officer of the Fund owned shares of the Fund.

Table of Contents - SAI

Investment Advisor
The Advisor, located at 700 North Pearl Street, Suite 900, Dallas, Texas 75201, is a Texas corporation that serves as the investment advisor to the Fund.  The Advisor has also registered as a commodity pool operator with the NFA with respect to the Fund in accordance with regulations adopted by the CFTC under the CEA.  The Advisor is an SEC-registered investment advisor.  The Advisor is wholly-owned by Mutual Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.).  Mutual Capital Alliance, Inc. is an investment holding company founded in March 1994.

Under the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor (the “Agreement”), the Advisor serves as the investment advisor to the Fund, and supervises the management of the Fund’s investments and business affairs, subject to the oversight and review of the Board of Trustees.  For its services, the Advisor is entitled to an annual advisory fee of 1.75% of the Fund’s daily net assets.  The advisory fee is payable to the Advisor monthly based on the daily net assets of the Fund for the month involved.  In addition to the services provided by the Advisor pursuant to the Agreement, the Advisor may, from time to time, provide the Fund with office space for managing its affairs, with the services of required personnel and with certain clerical services and facilities.  These services are provided without reimbursement by the Fund for any costs incurred.

Pursuant to an expense waiver and reimbursement agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total annual operating expenses for the Fund, as a percentage of the Fund’s average daily net assets (not including “Excluded Expenses” as discussed in the Fund’s Prospectus), are limited to 1.99%.

This agreement is in effect through at least July 31, 2019.  Under the expense agreement, the Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid by the Advisor, if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Portfolio Manager
Mr. Steven Goldman serves as the portfolio manager of the Fund (the “Portfolio Manager”) and is responsible for the portfolio management of and investment research for the Fund.

Other Accounts Managed by the Portfolio Manager
The following provides information regarding other accounts managed by the Portfolio Manager as of August 31, 2017:

Table of Contents - SAI

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Steven Goldman
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	27	$40.5 million	26	$33 million
Other Accounts	0	$0	0	$0

Potential Conflicts of Interest
Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Manager, the Portfolio Manager will proceed in a manner that ensures that the Fund will not be treated materially less favorably.  The Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another.  Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  A potential conflict of interest could also arise from the Portfolio Manager receiving performance-based fees from other pooled investment vehicles and not receiving a performance-based fee from the Fund.  However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation
The Portfolio Manager is compensated by the Advisor from the advisory fee.

Ownership of Fund Shares by the Portfolio Manager
As of the date of this SAI, the Portfolio Manager did not own any shares of the Fund.

DISTRIBUTION OF FUND SHARES

Distributor
Quasar Distributors, LLC, a Delaware limited liability company located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, is the distributor and principal underwriter for the shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”), among the Trust, the Advisor and the Distributor dated May 23, 2001.  The Distribution Agreement was initially approved by the Board of Trustees on May 23, 2001 and most recently renewed by the Board of Trustees on May 24, 2017.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  The Distributor is compensated by the Advisor, not the Fund.

Service Providers
The Trust has entered into a series of agreements whereby certain parties will provide various services to the Fund.

Table of Contents - SAI

USBFS provides accounting and administrative services and acts as transfer agent and dividend disbursing agent to the Fund.  USBFS is located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.  The services to be provided by the transfer agent include, either by USBFS or another party pursuant to an agreement with USBFS, processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing distributions declared by the Fund, day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for “blue sky” purposes and assistance in the preparation of the Trust’s registration statement under federal and state securities laws.

U.S. Bank, N.A. (the “Custodian”), an affiliate of USBFS, is the custodian of the assets of the Fund pursuant to an amended and restated custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out‑of‑pocket expenses.  The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  U.S. Bank, N.A. and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Pursuant to an Amended and Restated Fund Administration Servicing Agreement and an Amended and Restated Fund Accounting Servicing Agreement, each between USBFS and the Trust dated July 24, 2012, USBFS also performs certain administrative, accounting and tax reporting functions for the Fund, including the preparation and filing of federal and state tax returns, preparing and filing securities registration compliance forms with various states, compiling data for and preparing notices to the SEC, preparing financial statements for the annual and semi-annual reports to the SEC and current investors, monitoring the Fund’s expense accruals and performing securities valuations and, from time to time, monitoring the Fund’s compliance with its investment objective and restrictions.  Pursuant to the Amended and Restated Fund Administration Servicing Agreement, USBFS is entitled to receive from the Trust a fee, computed daily and payable monthly, in a minimum annual amount of $75,000 per Fund.

CODE OF ETHICS
The Trust, the Advisor and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (the “Codes”) that govern the conduct of all employees and other supervised persons of the Trust and the Advisor.  The Codes recognize that such persons owe a fiduciary duty to the Fund’s shareholders and must place the interests of shareholders ahead of their own interests.  The Codes address compliance with federal securities laws, personal trading and reporting requirements.

Personnel subject to the Code of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund.  Additionally, among other things, the Codes require: pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings and limited (private placement) offerings.  Violations of the Codes are subject to review by the Board of Trustees and may result in severe penalties.

PROXY VOTING GUIDELINES
The Board of Trustees has adopted proxy voting procedures that delegate to the Advisor the authority to vote proxies, subject to the supervision of the Board of Trustees.  In addition, the Board of Trustees authorized the Advisor to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.  The Trust’s proxy voting procedures provide that, in the event of a conflict between the interests of the Advisor and the Fund with regard to a proxy vote, a majority of the Independent Trustees will be responsible for resolving the conflict.  The Advisor, subject to oversight by the Board of Trustees, seeks to ensure that all voting decisions, particularly those that may involve a potential conflict of interest with the Fund’s principal underwriter or any affiliated person of the Fund, are made consistent with the Advisor’s fiduciary duty to the Fund and its shareholders.

Table of Contents - SAI

The Advisor votes proxies in a manner designed to maximize the value of the Fund’s investment.  The Advisor generally votes in accordance with management’s recommendations.  If the Advisor believes management is not acting on behalf of the best interests of the Fund and its shareholders, the Advisor will not vote with management.  When voting, the following factors are taken into consideration:

•	the period of time over which the voting shares of the Fund are expected to be held;

•	the size of the position;

•	the costs involved in the proxy proposal;

•	the existing governance documents of the affected company; and

•	the affected company’s management and operations.

The Board of Trustees has approved the Advisor’s proxy voting policies and will monitor the implementation of these policies to ensure that the Advisor’s voting decisions:

•	are consistent with the Advisor’s fiduciary duty to the Fund and its shareholders;

•	seek to maximize shareholder return and the value of Fund investments;

•	promote sound corporate governance; and

•	are consistent with the Fund’s investment objective and policies.

For investments made by the Fund in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), the Fund must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 will be available without charge, upon request by calling toll-free, 1-866-264-8783 and by accessing the SEC’s website at www.sec.gov.  The Fund will send a description of its proxy voting policies and procedures within three business days of receipt of a request.

ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Table of Contents - SAI

VALUATION OF SHARES
Shares of the Fund are sold on a continuous basis at the NAV per share next computed (before imposition of a commission, if any, on Class Z shares) following acceptance of an order by the Fund.  The Fund’s NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day; President’s Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.  The Trust may also be open for business on other days in which there is sufficient trading in the Fund’s securities that the Fund’s NAV might be materially affected.  For a description of the methods used to determine the share price, see “Valuation of Fund Shares” in the Fund’s Prospectus.

PURCHASE AND REDEMPTION OF SHARES
Detailed information on the purchase and redemption of shares is included in the Prospectus.  Transactions of the Fund are priced at the applicable price next calculated after receipt of an order.  In order to purchase shares of the Fund, you must invest the initial minimum investment, which ordinarily must be at least $100 for retirement accounts and $2,000 for other types of accounts.  However, the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) accounts or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing an order with the Fund.

The Fund reserves the right in its sole and absolute discretion to refuse any purchase requests, particularly those that might not be in the best interests of the Fund or its shareholders or could adversely affect the Fund or its operations.  The policy applies to any person or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading.  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Redemption-In-Kind
The Fund does not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount.   Under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund reserves the right to make a “redemption-in-kind” (a payment in portfolio securities rather than cash) if the amount redeemed is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, brokerage costs may be incurred by a shareholder in converting these securities to cash.  For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash.

PORTFOLIO TRANSACTIONS AND BROKERAGE
Assets of the Fund are invested by the Advisor in a manner consistent with its investment objective, strategies, policies and restrictions and with any instructions the Board of Trustees may issue from time to time.  Within this framework, the Advisor is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.  The Fund may purchase shares of other investment companies or mutual funds (an “underlying fund”) that charge a sales load or redemption fee.  A redemption fee is a fee imposed by an underlying fund upon shareholders (such as the Fund) redeeming shares of such fund within a certain period of time (such as one year).  The fee is payable to the underlying fund.  Accordingly, if the Fund was to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the Fund would bear such redemption fee.

Table of Contents - SAI

To the extent that the Fund invests in shares of other mutual funds, the Fund will not pay any commissions for purchases and sales.  The Fund, however, will bear a portion of the commissions paid by the underlying funds in which it invests in connection with the purchase and sale of portfolio securities.

In connection with its duties to arrange for the purchase and sale of portfolio securities other than investment companies, the Advisor will select broker-dealers, to the extent necessary, who will, in the Advisor’s judgment, implement the Fund’s policy to achieve best qualitative execution.  The Advisor will allocate transactions to such broker-dealers only when it reasonably believes that the commissions and transaction quality are comparable to that available from other qualified broker-dealers, subject to seeking the best available price and execution and such other policies as the Board of Trustees may determine.

When allocating transactions to broker-dealers, the Advisor is authorized to consider, in determining whether a particular broker-dealer will provide the best qualitative execution, the broker-dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question.  Further, the Advisor need not pay the lowest spread or commission available if the Advisor determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion.  If, on the foregoing basis, the transaction in question could be allocated to two or more broker-dealers, the Advisor is authorized in making such allocation, to consider whether a broker-dealer has provided research services.

Research obtained using Fund commissions may be in written form or through direct contact with individuals.  Such research may include, but is not necessarily limited to: quotations on portfolio securities and information on particular issuers and industries; other financial, news and other data relating to specific issuers or industries; data relating to general market, economic or institutional activities; comparisons of the performance of the Fund to the performance of various indices and investments for which reliable performance data is available, and similar information.  Further, the aforementioned research may be provided through the use of third-party information services, such as electronic information platforms and recognized mutual fund statistical services.  The Fund recognizes that such research services may or may not be useful to the Fund or other accounts of the Advisor, and that such research received by such other accounts may or may not be useful to the Fund.

The Advisor will cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Advisor determines that a better price or execution may be obtained by paying such commissions.  Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor, as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 thereunder.  These conditions relate, among other things, to the reasonableness of the broker-dealer spread, the amount of securities that may be purchased from any one issuer, and the amount of the Fund’s assets that may be invested in a particular issue.  The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Board of Trustees, including a majority of the Independent Trustees.
Table of Contents - SAI

The same security may be suitable for the Fund or another portfolio series of the Trust, or another account managed by the Advisor.  If and when the Fund and another account simultaneously purchase or sell the same security, the transactions will be allocated in advance and then as to price and amount in accordance with arrangements equitable to the Fund and the other account.  The simultaneous purchase or sale of the same securities by the Fund and other account may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

The Board of Trustees will review quarterly the Advisor’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.  Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices in the industry.

FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here are not intended as substitutes for careful tax planning.  You should consult your personal tax advisor to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.

Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward and to use these carryforwards to offset future realized capital gains.

Distributions of Investment Company Taxable Income
The Fund receives income generally in the form of dividends, interest, net short-term capital gain and net gain from foreign currency transactions.  This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s “investment company taxable income” from which distributions may be paid to you.  If you are an investor subject to income taxes, any distributions by the Fund from such income (other than amounts reported as qualified dividend income) will be taxable to you at ordinary income tax rates, whether you receive them in cash or reinvest them in additional Fund shares.  For non-corporate shareholders, distributions of investment company taxable income attributable to and reported as qualified dividend income are currently taxable at long-term capital gain rates, provided certain holding period requirements are met by the shareholder.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount as eligible for deduction, and the shareholder meets certain holding period requirements.  To the extent distributions of investment company taxable income include net short-term capital gain, such distributions cannot be offset by a shareholder’s capital losses from other sources.

Distributions of Net Capital Gain
The Fund may realize capital gains or losses in connection with sales or other dispositions of securities, whether actual or deemed.  Net short-term capital gain, if any, will be distributed as investment company taxable income which is taxable to shareholders at ordinary income rates.  Distributions of “net capital gain” (the excess of net long-term capital gain over net short-term capital loss) will be taxable to non-corporate shareholders as long-term capital gain, regardless of how long such shareholders have held their shares in the Fund.  Any net capital gain realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.  Distributions of net capital gain are not eligible for qualified dividend income treatment for non-corporate shareholders or the dividends-received deduction for corporate shareholders.

Table of Contents - SAI

Information on the Amount and Tax Character of Distributions
The Fund will report to you the amount and character of Fund distributions at the time they are paid, and will report to you their tax status for federal income tax purposes shortly after the close of each calendar year.  If you purchase Fund shares shortly before the Fund pays a distribution, you may receive an amount of investment company taxable income or net capital gain that is not equal to the actual amount of such income or net capital gain earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company
The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, the Fund generally pays no federal income tax on the investment company taxable income and net capital gain it distributes to you.  However, the Fund can give no assurances that it will qualify or continue to qualify as a regulated investment company.  If the Fund fails to qualify as a regulated investment company and does not obtain relief from such failure, it would be taxed as a corporation.  The Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.  In such case, the Fund would be subject to federal, and possibly state, corporate taxes on the Fund’s taxable income and gain, and any distributions to you would generally be taxed as dividend income to the extent of the Fund’s earnings and profits.

Excise Tax Distribution Requirements
To avoid the imposition of federal excise taxes at the Fund level, the Fund must distribute by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period generally ending October 31; and 100% of any undistributed amounts from the prior year.  The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as if received on December 31) but can give no assurances that Fund distributions will be sufficient to eliminate all taxes at the Fund level.

Medicare Tax Imposed on Certain Income
Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to the regular income tax).  The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Redemption of Fund Shares
Sales, exchanges or redemptions (including redemptions-in-kind) of Fund shares are taxable transactions for federal income tax purposes.  If you sell, exchange or redeem your Fund shares, you will generally realize a taxable capital gain or loss.  Gain or loss realized upon a sale, exchange or redemption of shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

Any loss incurred on a sale, exchange or redemption of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to those shares.  All or a portion of any loss that you realize upon the sale, exchange or redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of distributions or otherwise) within 30 days before or after your sale, exchange or redemption.  Any loss disallowed under these rules will be added to your tax basis in the newly acquired shares.

Table of Contents - SAI

U.S. Government Securities
States generally grant tax-free status to distributions paid to you from interest earned on certain U.S. Government securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income earned on investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment at the state level.  The rules on exclusion of this income are generally different for corporate shareholders.

Dividends-Received Deduction for Corporations
For corporate shareholders, the Fund anticipates that a portion of the distributions of investment company taxable income will qualify for the dividends-received deduction.  Corporate shareholders may be allowed to deduct these distributions, thereby reducing the tax that they would otherwise be required to pay on such distributions.  The dividends-received deduction will be available only with respect to distributions designated by the Fund as eligible for such treatment.  All distributions (including the deducted portion) must be included in a corporate shareholder’s alternative minimum taxable income calculation.

Investment in Complex Securities
The Fund may invest in complex securities that may be subject to numerous special and complex tax rules.  These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, as long- or short-term capital gain, or as interest or dividend income.  These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to federal income tax on income from certain foreign securities.  These rules could therefore affect the amount, timing or character of Fund distributions.

Tax Withholding
Except in cases of certain exempt shareholders, if (i) a shareholder does not furnish the Fund with a correct Social Security number or Taxpayer Identification Number and certain certifications, or (ii) the Fund receives notification from the IRS requiring backup withholding, federal law requires the Fund to withhold federal income tax from the shareholder’s distributions and redemption proceeds.  For non-U.S. investors (shareholders who, as to the U.S., are non-resident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships), a flat withholding rate (currently 30%) generally applies on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S. subject to the exceptions described below for net capital gain.  This rate may be lower under the terms of a tax convention.  For non-U.S. investors, the Fund’s distributions of net capital gain are generally not subject to U.S. withholding tax, provided that this exception does not apply to nonresident alien individuals present in the U.S. for a period or periods aggregating 183 days or more during the taxable year.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid after December 31, 2018 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (or unless such entity is deemed compliant under the terms of an intergovernmental agreement with the United States), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Table of Contents - SAI

COST BASIS REPORTING
The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) when the shareholder sells, exchanges or redeems such shares.  These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), credit unions and certain other governmental bodies.

The cost basis of a share is generally its purchase price, adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss.  If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing NAVs.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares.  The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

COUNSEL
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as counsel to the Trust and has passed upon the legality of the shares offered by the Fund’s Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been selected as the independent registered public accounting firm of the Trust.  As such, it is responsible for auditing the financial statements of the Fund.
Table of Contents - SAI

APPENDIX A - FINANCIAL STATEMENTS

As the Fund has recently commenced operations, there are no financial statements available at this time.  Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available.  Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

The Predecessor Partnership’s unaudited financial statement and statement of operations for the period ended May 31, 2017 and the audited financial statements for the years ended December 31, 2014, December 31, 2015 and December 31, 2016 are included below.

The information for the period ended December 31, 2016, has been audited by Arthur F. Bell, Jr. & Associates, L.L.C., the independent auditor for the Predecessor Partnership at December 31, 2016.  The information for the periods ended December 31, 2015 and December 31, 2014, has been audited by CohnReznick LLP, the independent auditor for the Predecessor Partnership at December 31, 2015 and December 31, 2014.

Table of Contents - SAI
A-1

Goldman Navigator Fund, LP

Financial Statements
and Independent Auditor’s Report

Years Ended December 31, 2015 and 2014
A-1

Goldman Navigator Fund, LP

Affirmation of the Commodity Pool Operator

To the best of the knowledge and belief of the undersigned, the information contained in the accompanying financial statements for the years ended December 31, 2015 and 2014 is accurate and complete.

/s/ Steven Goldman
Steven Goldman, President Goldman Fund Management, LLC Commodity Pool Operator Goldman Navigator Fund, LP
A-2

Goldman Navigator Fund, LP

1

Independent Auditor’s Report

To the Partners
Goldman Navigator Fund, LP

We have audited the accompanying financial statements of Goldman Navigator Fund, LP, which comprise the statements of assets and liabilities, including the condensed schedules of investments, as of December 31, 2015 and 2014, and the related statements of operations and changes in partners’ capital for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether  the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not  for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Goldman Navigator Fund, LP as of December 31, 2015 and 2014, and the results of its operations and its changes in partners’ capital for the years then ended, in accordance with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP
Roseland, New Jersey
February 19, 2016
2

Goldman Navigator Fund, LP

Statements of Assets and Liabilities
December 31, 2015 and 2014

	2015	2014
Assets

Cash and cash equivalents	$16,921,961	$23,298,898
Unrealized gain on futures contracts		665,760
Interest receivable		14,403
Receivable from limited partners	58,500

Totals	$16,980,461	$23,979,061

Liabilities and Partners’ Capital

Liabilities:
Redemptions payable		$3,652,985
Unrealized loss on futures contracts	$10,230
Contribution received in advance		100,000
Management fees payable	11,349	47,069
Accrued expenses	13,816	27,779

Total liabilities	35,395	3,827,833

Partners’ capital	16,945,066	20,151,228

Totals	$16,980,461	$23,979,061

See Notes to Financial Statements.
3

Goldman Navigator Fund, LP

Condensed Schedules of Investments
December 31, 2015 and 2014

	December 31, 2015
	Percent of Partners’ Capital	Number of Contracts	Unrealized Loss

Unrealized loss on futures contracts:
United States:
Equity Index	0.06%	125	$10,230

	December 31, 2014
	Percent of Partners’ Capital	Number of Contracts	Unrealized Gain

Unrealized gain on futures contracts:
United States:
Equity Index	3.30%	192	$665,760

See Notes to Financial Statements.
4

Goldman Navigator Fund, LP

Statements of Operations
Years Ended December 31, 2015 and 2014

	2015	2014
Investment income - interest	$20,077	$54,172
Expenses:
Management fees	145,280	244,044
Professional fees	27,011	40,500
Brokerage commissions and clearing fees	5,535	10,683
Total expenses	177,826	295,227

Net investment loss	(157,749)	(241,055)

Realized and unrealized gain (loss) on investments:
Net realized gain from investment transactions	642,717	3,429,318
Net unrealized depreciation on investments	(675,990)	(358,720)
Net realized and unrealized gain (loss) on investments	(33,273)	3,070,598

Net increase (decrease) in partners’ capital resulting from operations	(191,022)	2,829,543

Less incentive allocation to the General Partner	7,298	497,708

Net increase (decrease) in partners’ capital after General Partner incentive allocation	$(198,320)	$2,331,835

See Notes to Financial Statements.
5

Goldman Navigator Fund, LP

Statements of Changes in Partners’ Capital
Years Ended December 31, 2015 and 2014

	General Partner	Limited Partners	Total
Balance, January 1, 2014	$1,265,865	$27,534,496	$28,800,361
Capital contributions		1,003,312	1,003,312
Capital withdrawals	(1,185,534)	(11,296,454)	(12,481,988)
Net increase in partners’ capital from operations	9,437	2,820,106	2,829,543
General Partner incentive allocation	497,708	(497,708)
Balance, January 1, 2015	587,476	19,563,752	20,151,228
Capital contributions		1,069,000	1,069,000
Capital withdrawals	(497,708)	(3,586,432)	(4,084,140)
Net decrease in partners’ capital from operations	(545)	(190,477)	(191,022)
General Partner incentive allocation	7,298	(7,298)
Balance, December 31, 2015	$96,521	$16,848,545	$16,945,066

See Notes to Financial Statements.
6

Goldman Navigator Fund, LP

Notes to Financial Statements

Note 1 - Organization
Goldman Navigator Fund, LP (the “Partnership”) is a Delaware limited partnership formed on December 2, 2011. The Partnership engages in the speculative trading of commodity interests with the objective of capital appreciation. The Partnership is subject to the regulations of the Commodity Futures Trading Commission (“CFTC”), an agency of the U.S. Government which regulates most aspects of the commodity futures industry; rules of the National Futures Association, an industry self-regulatory organization; and the requirements of the commodity exchanges and futures commission merchants through which the Partnership trades. The Partnership commenced trading operations in February 2012.

Goldman Fund Management, LLC (the “General Partner”) is the General Partner of the Partnership and is registered as a commodity pool operator. Goldman Management, Inc. is  the Partnership’s Commodity Trading Advisor (“CTA”).

Note 2 - Significant accounting policies
Investment company
The Partnership follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Use of estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates.

Fair value measurements
Accounting standards defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Fair value is a market-based measurement that should be determined based on the assumptions market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, a fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). Valuation techniques used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as follows:

Level 1:
Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide information on an ongoing basis.

7

Goldman Navigator Fund, LP

Notes to Financial Statements

Level 2:
Inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets
b.	Quoted prices for identical or similar assets or liabilities in markets that are not active
c.	Inputs other than quoted prices that are observable for the asset or liability
d.	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3:
Inputs are unobservable inputs for the asset or liability. Unobservable inputs    are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the reporting entity’s own data. However, market participant assumptions cannot be ignored and, accordingly, the reporting entity’s own data used to develop unobservable inputs are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use  different assumptions.

The fair value of the Partnership’s investments as of December 31, 2015 and 2014 were all measured using Level 1 inputs.

Securities valuation
Futures contracts are traded on commodities futures exchanges and stated at the last reported sales price on the valuation date.

Securities transactions and related investment income
Securities transactions are recorded on the trade date. Interest income is recognized on the accrual basis. The net realized gain or loss on sales of investments is determined on a first-in, first-out basis.

Cash and cash equivalents
The Partnership considers all U.S. Treasury debt instruments and certificates of deposit with a maturity of three months or less at the time of acquisition to be cash equivalents. The Partnership considers investments in short-term money market funds to be cash equivalents. The Partnership maintains its deposits in banks and its temporary investments in financial institutions that, at times, may exceed Federally insured limits.
8

Goldman Navigator Fund, LP

Notes to Financial Statements

Income taxes
The Partnership is not subject to income taxes; its taxable income is allocated to the individual partners for tax reporting purposes.

Management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. Generally, the Partnership is no longer subject to income tax examinations by major taxing authorities before 2012.

The Partnership recognized interest and penalties associated with tax matters, if applicable, as part of other expenses and includes accrued interest and penalties in accrued expenses in the statements of assets and liabilities. The Partnership did not recognize any interest or penalties associated with tax matters for the years ended December 31, 2015 and 2014.

Note 3 - Derivative financial instruments and off-balance sheet risk
In the normal course of business, the Partnership utilizes derivative financial instruments in connection with its proprietary trading activities. Derivative financial instruments derive their value from an underlying asset, index or reference rate. Derivative instruments are recognized as either assets or liabilities in the statements of assets and liabilities and are recorded at fair value (see Note 2). The notional or contractual amount of derivative financial instruments only provides a measure of the involvement in these types of transactions and does not represent the amounts subject to market risk or credit risk.

Derivative instruments, similar to other securities in the Partnership’s investment portfolio, are subject to risks, such as market and credit risk. Market risk is the potential adverse change in value caused by unfavorable movements in interest rates, foreign exchange rates or market prices of other financial instruments. Credit risk arises from the failure of the counterparty to perform according to the terms of the contract. The Partnership’s exposure to credit risk is limited to those contracts in which it currently has a gain position reduced by such gains received in cash, if any, from the daily mark-to-market mechanism on  exchange-traded futures or as agreed to in industry standard agreements with the respective counterparty. The Partnership’s counterparties are major brokerage firms and banks located in the United States of America.

The Partnership is subject to off-balance sheet risk, which refers to situations where the maximum potential loss on a particular investment is greater than the value of the asset or liability reflected on the statements of assets and liabilities.

While certain of the Partnership’s derivative activities may possess the substance of an economic hedge, the Partnership does not hold derivative instruments that, pursuant to accounting standards, are accounted for as hedging instruments. The derivative contracts in which the Partnership invest are as follows:
9

Goldman Navigator Fund, LP

Notes to Financial Statements

Futures contracts and options on futures contracts
The Partnership may enter into financial futures contracts for hedging or speculation purposes. Upon entering into a financial futures contract, the Partnership is required to pledge to the broker an amount of cash, U.S. Government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Partnership each day, depending on the daily fluctuations in the fair value of the underlying security. The Partnership recognizes a gain or loss equal to the daily variation margin. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. If futures contracts are used for hedging and market conditions move unexpectedly, the Partnership may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The Partnership is subject to certain inherent credit risks arising from its transactions involving derivative financial instruments. In the event a counterparty to the agreement does not fulfill its obligations, the Partnership may be required to fulfill the obligations at an amount in excess of the liability reflected in the financial statements. The Partnership’s policy is to monitor its market exposure and counterparty risk through the use of various credit exposure reporting and control procedures.

Derivative activities
The Fund considers the notional amounts at December 31, 2015, categorized by primary underlying risk, to be representative of the volume of its derivative activities during the year ended December 31, 2015.

	Long Exposure
Contract type	Notional Amounts	Number of Contracts

Futures contracts:
Equity index	$12,718,750	125

At December 31, 2015, the fair values of the futures contracts are included in unrealized loss on future contracts on the statement of assets and liabilities.

The effect of derivative instruments by contract type on the statement of operations for the year ended December 31, 2015 is as follows:

Contract Type	Statement of Operations	Realized Gain	Statement of Operations	Unrealized Loss
Future contracts	Net realized gain from investment transactions	$642,717	Net unrealized depreciation on investments	$(675,990)
10

Goldman Navigator Fund, LP

Notes to Financial Statements

The Fund considers the notional amounts at December 31, 2014, categorized by primary underlying risk, to be representative of the volume of its derivative activities during the year ended December 31, 2014.

	Long Exposure
Contract type	Notional Amounts	Number of Contracts

Futures contracts:
Equity index	$19,703,040	192

At December 31, 2014, the fair values of the futures contracts are included in unrealized gain on future contracts on the statement of assets and liabilities.

The effect of derivative instruments by contract type on the statement of operations for the year ended December 31, 2014 is as follows:

Contract Type	Statement of Operations	Realized Gain	Statement of Operations	Unrealized Loss
Future contracts	Net realized gain from investment transactions	$3,429,318	Net unrealized depreciation on investments	$(358,720)

Note 4 - Partners’ capital
As of the end of each calendar month, the change in the net asset value of the Partnership from the first business day of such month shall be allocated pro rata among the limited partners based on the respective balance in each partners’ capital account, except for the management fee paid to the CTA. Management fees paid to the CTA by the Partnership are allocated specifically to those partners’ capital accounts on whose behalf the payments were made.

Interests will generally be redeemable by limited partners as of the end of any calendar month, provided the limited partner has given 5 calendar days written notice to the General Partner. Limited partners may make contributions at the beginning of any month with approval by the General Partner.

Note 5 - Related party transactions
The CTA receives a monthly management fee of 0.08333% (1% annually), which is based on the ending value of each limited partners’ capital account. The management fee is accrued monthly and paid quarterly.
11

Goldman Navigator Fund, LP

Notes to Financial Statements

At each year’s end, an incentive allocation of 20% of the increase in value of each limited partners’ capital account attributable to the limited partner’s share of the Partnership’s net new profits will be allocated to the General Partner’s capital account. The amounts of the incentive allocations were $7,298 and $497,708 at December 31, 2015 and 2014, respectively.

Note 6 - Financial highlights
Financial highlights of the Partnership for the years ended December 31, 2015 and 2014 are as follows:

Limited
Partners	2015	2014
Ratios to average limited partners’ capital:
Net investment loss	(0.86)%	(0.91)%
Expenses	0.97	1.11

Expense and incentive allocation:
Expenses	0.97%	1.11%
Incentive allocation	0.04	1.88

Total expenses and incentive allocation	1.01%	2.99%

The above ratios of net investment loss to average limited partners’ capital does not reflect the effects of any performance allocation to the General Partner, nor does it include the effects of any realized and unrealized gains or losses on investments, which are included in the total return calculations that follow.

The above ratios are calculated for the limited partner class as a whole. The computation of such ratios based on the amount of expenses and performance allocation assessed to an individual investor’s capital may vary from these ratios based on different management fee and incentive arrangements and the timing of capital transactions.

Limited
Partners	2015	2014
Total return:
Total return before incentive allocation	(1.36)%	10.68%
Incentive allocation	(0.05)	(1.88)

Total return after incentive allocation	(1.41)%	8.80%

12

Goldman Navigator Fund, LP

Notes to Financial Statements

Total return is calculated for the limited partner class taken as a whole. An individual investor’s return may vary from these returns based on different management fee and incentive arrangements and the timing of capital transactions.

Note 7 – Subsequent events
The Partnership has evaluated subsequent events through February 19, 2016, which is the date financial statements were available to be issued.

During the period from January 1, 2016 through February 19, 2016, the Partnership received payments totaling $58,500 from two limited partners who were paid capital withdrawals in excess of their respective capital balances during the year ended December 31, 2015. The amount was recorded as receivable from limited partners in the statement of assets and liabilities as of December 31, 2015.

During the period from January 1, 2016 through February 19, 2016, the Partnership had capital withdrawals of approximately $168,000.
13

Goldman Navigator Fund, LP

Financial Statements
(With Supplementary Information)
 and Independent Auditor’s Report

Year Ended December 31, 2016

Goldman Navigator Fund, LP

Affirmation of the Commodity Pool Operator

To the best of the knowledge and belief of the undersigned, the information contained in the accompanying financial statements for the year ended December 31, 2016 is accurate and complete.

/s/ Steven Goldman
Steven Goldman, President Goldman Fund Management, LLC Commodity Pool Operator Goldman Navigator Fund, LP

Goldman Navigator Fund, LP

This Annual Report for Goldman Navigator Fund, LP is comprised of Section I, containing the financial statements of Goldman Navigator Fund, LP as of and for the year ended December 31, 2016, and Section II, containing the financial statements of Goldman Navigator Fund, LP as of and for the years ended December 31, 2015 and 2014.

SECTION I

SECTION II

Financial statements of Goldman Navigator Fund, LP as of and for the years ended December 31, 2015 and 2014.

1

INDEPENDENT AUDITOR’S REPORT
To the Partners
Goldman Navigator Fund, LP

We have audited the accompanying financial statements of Goldman Navigator Fund, LP, which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2016, and the related statements of operations and changes in partners’ capital (net asset value) for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Goldman Navigator Fund, LP as of December 31, 2016, and the results of its operations and the changes in its net asset value for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter
As discussed in the notes to the financial statements, we previously issued an unqualified opinion dated March 1, 2017 for our audit of the financial statements of Goldman Navigator Fund, LP as of and for the year ended December 31, 2016. Such financial statements were subsequently amended in order to provide certain additional requested disclosures. Such additional disclosures do not change the amounts of previously reported net asset value or net income.

As discussed in the subsequent events footnote to the financial statements, the General Partner intends to convert Goldman Navigator Fund, LP to a registered investment company in October 2017.

 /s/ Arthur F. Bell, Jr. & Associates, L.L.C.

Hunt Valley, Maryland
September 21, 2017

Goldman Navigator Fund, LP

Statement of Financial Condition

December 31, 2016

2016
Assets

Cash and cash equivalents	$3,669,534
United States government securities (cost - $14,967,518)	14,992,384

Totals	$18,661,918
Liabilities and Partners’ Capital

Liabilities:
Unrealized loss on futures contracts	$261,998
Management fees payable	33,922
Accrued expenses	14,700

Total liabilities	310,620

Partners’ capital (net asset value):
General Partner	233,409
Limited Partners	18,117,889

Total partners’ capital (net asset value)	18,351,298

Totals	$18,661,918

See Notes to Financial Statements.
3

Goldman Navigator Fund, LP

Schedule of Investments
December 31, 2016

UNITED STATES GOVERNMENT SECURITIES
Face Value	Maturity Date	Description	Fair Value	% of Net Asset Value
$14,000,000	2/19/2017	U.S. Treasury Bill	$13,993,698	76.25%
1,000,000	4/6/2017	U.S. Treasury Bill	998,686	5.44%

	Total United States government securities
	(cost - $14,967,518)		$14,992,384	81.69%

LONG FUTURES CONTRACTS
	Fair Value	% of Net Asset Value
Unrealized loss on futures contracts:
United States:
Equity Index (March 2017 E-Mini S&P500, 165 Contracts)	$(261,998)	-1.43%

Total long futures contracts	$(261,998)	-1.43%

See Notes to Financial Statements.
4

Goldman Navigator Fund, LP

Statement of Operations
Year Ended December 31, 2016

2016
Investment income - interest	$32,663

Expenses:
Management fees	132,422
Professional fees	40,226
Brokerage commissions and clearing fees	5,468
Total expenses	178,116

Net investment loss	(145,453)

Realized and unrealized gain (loss) on investments:
Net realized gain from investment transactions	1,807,877
Net change in unrealized loss on investments	(251,767)
Net realized and unrealized gain on investments	1,556,110

Net increase in partners’ capital resulting from operations	1,410,657

Less incentive allocation to the General Partner	135,913

Net increase in partners’ capital after General Partner incentive allocation	$1,274,744

See Notes to Financial Statements.
5

Goldman Navigator Fund, LP

Statement of Changes in Partners’ Capital
Year Ended December 31, 2016
	General Partner	Limited Partners	Total
Balance, January 1, 2016	96,521	16,848,545	16,945,066

Capital contributions	-	518,590	518,590

Capital withdrawals	(7,298)	(515,717)	(523,015)
Net increase in partners’ capital from operations	8,273	1,402,384	1,410,657

General Partner incentive allocation	135,913	(135,913)	-

Balance, December 31, 2016	$233,409	$18,117,889	$18,351,298

See Notes to Financial Statements.

6

Goldman Navigator Fund, LP

 Notes to Financial Statements

Note 1 - Organization
Goldman Navigator Fund, LP (the “Partnership”) is a Delaware limited partnership formed on December 2, 2011. The Partnership engages in the speculative trading of commodity interests with the objective of capital appreciation. The Partnership is subject to the regulations of the Commodity Futures Trading Commission (“CFTC”), an agency of the U.S. Government which regulates most aspects of the commodity futures industry; rules of the National Futures Association, an industry self-regulatory organization; and the requirements of the commodity exchanges and futures commission merchant (broker) through which the Partnership trades. The Partnership commenced trading operations in February 2012.

Goldman Fund Management, LLC (the “General Partner”) is the General Partner of the Partnership and is registered as a commodity pool operator. Goldman Management, Inc. is  the Partnership’s Commodity Trading Advisor (the “CTA”).

Note 2 - Significant accounting policies
  Method of reporting
The Partnership’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification) is the single source of U.S. GAAP. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates.

Pursuant to the Cash Flows Topic of the Codification, the Partnership qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows:

The financial statements of the Partnership as of and for the year ended December 31, 2016 were previously issued under the date of March 1, 2017. In order to comply with the standard financial statement presentation for mutual funds, certain additional requested disclosures were made subsequent to March 1, 2017. Such revisions do not change the amounts of previously reported net asset value or net income.

Investment company
The Partnership follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Fair value measurements
Accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Fair value is a market-based measurement that should be determined based on the assumptions market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, a fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed  based  on  the  best  information  available  in  the  circumstances   (unobservable inputs). Valuation techniques used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs.
7

Goldman Navigator Fund, LP

Notes to Financial Statements

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as follows:

Level 1:
Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide information on an ongoing basis.

Level 2:
Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets
b.	Quoted prices for identical or similar assets or liabilities in markets that are not active
c.	Inputs other than quoted prices that are observable for the asset or liability
d.	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3:
Inputs are unobservable for the  asset  or liability.  Unobservable inputs are  used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the reporting entity’s own data. However, market participant assumptions cannot be ignored and, accordingly, the reporting entity’s own data used to develop unobservable inputs are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use  different assumptions.

The following summarizes the Partnership’s asset and liabilities accounted for at fair value at December 31, 2016 using the fair value hierarchy:

	December 31, 2016
Description	Level 1	Level 2	Level 3	Total
Assets
U.S. government securities Treasury Bills	14,992,384	0	0	14,992,384
Total U.S. government securities	14,992,384	0	0	14,992,384

Liabilities
Futures contracts Equity Index	(261,998)	0	0	(261,998)
Total futures contracts	(261,998)	0	0	(261,998)
8

Goldman Navigator Fund, LP

 Notes to Financial Statements

Investments valuation
Futures contracts are traded on commodities futures exchanges and stated at the last reported sales price on the valuation date. The unrealized gain or loss on open futures contracts is the difference between contract trade price and quoted market price.

United States government securities are stated at fair value based on the midpoint of bid/ask quotations reported daily at 3pm EST by Thomson Reuters.

Investment transactions and related investment income
Transactions are recorded on the trade date. Interest income is recognized on the accrual basis. The net realized gain or loss on sales of investments is determined on a first-in, first-out basis. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage commissions on futures contracts include other trading fees and are charged to expense when contracts are opened.

Cash and cash equivalents
The Partnership considers all U.S. Treasury debt instruments and certificates of deposit with a maturity of three months or less at the time of acquisition to be cash equivalents. The Partnership considers investments in short-term money market funds to be cash equivalents. The Partnership maintains its deposits in banks and its temporary investments in brokers that, at times, may exceed Federally insured limits.

Income taxes
The Partnership is not subject to income taxes; its taxable income is allocated to the individual partners for tax reporting purposes.

Management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. Generally, the Partnership is no longer subject to income tax examinations by major taxing authorities before 2013.

The Partnership recognized interest and penalties associated with tax matters, if applicable, as part of other expenses and includes accrued interest and penalties in accrued expenses in the statement of financial condition. The Partnership did not recognize any interest or  penalties associated with tax matters for the year ended December 31, 2016.

Note 3 - Derivative financial instruments and off-balance sheet risk
In the normal course of business, the Partnership utilizes derivative financial instruments in connection with its proprietary trading activities. Derivative financial instruments derive their value from an underlying asset, index or reference rate. Derivative instruments are recognized as either assets or liabilities in the statement of financial condition and are recorded at fair value (see Note 2). The notional or contractual amount of derivative financial instruments only provides a measure of the involvement in these types of transactions and does not represent the amounts subject to market risk or credit risk.
9

Goldman Navigator Fund, LP

 Notes to Financial Statements

Derivative instruments, similar to other securities in the Partnership’s investment portfolio, are subject to risks, such as market and credit risk. Market risk is the potential adverse change in value caused by unfavorable movements in interest rates, foreign exchange rates or market prices of other financial instruments. Credit risk arises from the failure of the counterparty to perform according to the terms of the contract. The Partnership’s exposure to credit risk is limited to those contracts in which it currently has a gain position reduced by such gains received in cash, if any, from the daily mark-to-market mechanism on  exchange-traded futures or as agreed to in industry standard agreements with the respective counterparty. The Partnership’s counterparties are major brokerage firms and banks located in the United States of America.

The Partnership is subject to off-balance sheet risk, which refers to situations where the maximum potential loss on a particular investment is greater than the value of the asset or liability reflected on the statement of financial condition.

While certain derivative activities of the Partnership’s may possess the substance of an economic hedge, the Partnership does not hold derivative instruments that, pursuant to accounting standards, are accounted for as hedging instruments. The derivative contracts in which the Partnership invests are as follows:

Futures contracts and options on futures contracts
The Partnership may enter into financial futures contracts for hedging or speculation purposes. Upon entering into a financial futures contract, the Partnership is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Partnership each day, depending on the daily fluctuations in the fair value of the underlying security. The Partnership recognizes a gain or loss equal to the daily variation margin. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. If futures contracts are used for hedging and market conditions move unexpectedly, the Partnership may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The Partnership is subject to certain inherent credit risks arising from its transactions involving derivative financial instruments. In the event a counterparty to the agreement does not fulfill its obligations, the Partnership may be required to fulfill the obligations at an amount in excess of the liability reflected in the financial statements. The Partnership’s policy is to monitor its market exposure and counterparty risk through the use of various credit exposure reporting and control procedures.

Derivative activities
The Fund considers the notional amounts at December 31, 2016, categorized by primary underlying risk, as well as the number of contracts closed during the year, to be representative of the volume of its derivative activities during the year ended December 31, 2016.
10

Goldman Navigator Fund, LP

 Notes to Financial Statements

	Long Exposure
Contract type	Notional Amounts	Number of Contracts	Number of Contracts Closed

Futures contracts:
Equity index	$18,470,348	165	707

At December 31, 2016, the fair values of the futures contracts are included in unrealized loss on futures contracts on the statement of financial condition.

The effect of derivative instruments by contract type on the statement of operations for the year ended December 31, 2016 is as follows:

Contract Type	Statement of Operations	Realized Gain	Statement of Operations	Change in Unrealized Loss

Equity indext futures contracts	Net realized gain from investment transactions	$1,807,877	Net change in unrealized loss on investments	$(251,767)

The Fund uses ADM Investor Services, Inc. to act as broker. Cash and U.S. government securities on deposit with the broker substantially exceed the net unrealized loss on futures contracts on deposit with such broker.

Note 4 - Partners’ capital
As of the end of each calendar month, the change in the net asset value of the Partnership from the first business day of such month shall be allocated pro rata among the limited partners based on the respective balance in each partners’ capital account, prior to the management fee paid to the CTA and the incentive allocation to the General Partner.

Interests will generally be redeemable by limited partners as of the end of any calendar month, provided the limited partner has given 5 calendar days written notice to the General Partner. Limited partners may make contributions at the beginning of any month with approval by the General Partner.

Note 5 - Related party transactions
The CTA receives a monthly management fee of 0.08333% (1% annually), which is based on the ending value of each limited partners’ capital account. The management fee is accrued monthly and paid quarterly. The CTA, in its sole discretion, may waive or reduce the management fee for any limited partner.

At each year’s end, an incentive allocation of 20% of the increase in value of each limited partners’ capital account attributable to the limited partner’s share of the Partnership’s net new profits will be allocated to the General Partner’s capital account. For the year ended December 31, 2016, the incentive allocation earned by the General Partner was $135,913. The General Partner, in its sole discretion, may waive or reduce the incentive allocation for any limited partner.
11

Goldman Navigator Fund, LP

Notes to Financial Statements

Note 6 - Indemnifications
In the normal course of business, the Partnership enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of any future obligation under these indemnifications to be remote.

Note 7 - Financial highlights
Financial highlights of the Partnership for the year ended December 31, 2016 is as follows:

Limited
Partners	2016
Ratios to average limited partners’ capital:
Net investment loss	(0.86)%

Expenses	1.05
Incentive allocation	0.80

Total expenses and incentive allocation	1.85%

The above ratios of net investment gain/loss to average limited partners’ capital does not reflect the effects of any incentive allocation to the General Partner, nor does it include the effects of any realized and change in unrealized gains or losses on investments, which are included in the total return calculations that follow.

The above ratios are calculated for the limited partner class as a whole. The computation of such ratios based on the amount of expenses and incentive allocation assessed to an individual investor’s capital may vary from these ratios based on different management fee and incentive arrangements and the timing of capital transactions.

Limited
Partners	2016
Total return:
Total return before incentive allocation	8.42%
Incentive allocation	(0.81)

Total return after incentive allocation	7.61%

Total return is calculated for the limited partner class taken as a whole. An individual investor’s return may vary from these returns based on different management fee and incentive arrangements and the timing of capital transactions.

Note 8 – Subsequent events
During September 2017, the General Partner notified the limited partners that the General Partner plans on converting the Partnership to a registered investment company (mutual fund) in October 2017.
12

Goldman Navigator Fund, LP

 Notes to Financial Statements

The General Partner has evaluated subsequent events through September 21, 2017, the date the statements were available to be issued, and has determined that there are no other material events requiring disclosure in the Partnership’s financial statements.
13

INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION

To the Partners
Goldman Navigator Fund, LP

We have audited the financial statements of Goldman Navigator Fund, LP as of and for the year ended December 31, 2016, and have issued our report thereon dated September 21, 2017, which contained an unmodified opinion on those financial statements. Our audit was performed for the purpose of forming an opinion on the financial statements taken as a whole. We have not performed any procedures with respect to the audited financial statements subsequent to September 21, 2017.

The supplementary information on Page 15, schedule of partners’ capital accounts, is presented for the purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation  to the financial statements as a whole.

/s/ Arthur F. Bell, Jr. & Associates, L.L.C.

Hunt Valley, Maryland
September 21, 2017

Goldman Navigator Fund, LP

Schedule of Partners’ Capital Accounts
December 31, 2016

Partner Identification Number *	2016

2	7,283,241
9	1,942,520
14	973,481
1	897,703
15	784,473
61	733,345
13	709,638
51	698,250
7	670,612
81	646,199
4	434,834
8	434,834
82	322,463
83	314,447
79	269,928
53	261,743
52	239,036
73	233,409
76	176,833
77	120,288
78	108,609
80	95,412
Totals	$18,351,298

See Independent Auditor’s Report on Supplementary Information.

* Partner identification numbers agree to respective partner’s December 2016 account statement.

15

Goldman Navigator Fund, LP

Financial Statements
(With Supplementary Information)

As of May 31, 2017 (Unaudited)

Goldman Navigator Fund, LP

Statement of Assets and Liabilities	1

Schedule of Investments	2

Statement of Operations	3

Statement of Changes in Partners’ Capital (Net Asset Value)	4

Notes to Financial Statements	5-11

Supplementary Information:

Schedules of Partners’ Capital Accounts	12

Goldman Navigator Fund, LP

Statement of Assets and Liabilities
May 31, 2017 (Unaudited)

Assets

Cash and cash equivalents	$3,322,294
United States government securities (cost, including accrued interest- $15,720,510)	15,720,510
Unrealized gain on futures contracts	394,506

Totals	$19,437,310

Liabilities and Partners' Capital

Liabilities:
Incentive fees payable	$171,182
Management fees payable	94,278
Accrued expenses	9,151

Total liabilities	274,611

Net asset value consist of:
Paid in capital	17,902,589
Accumulated net investment loss	(220,777)
Accumulated net realized gain	824,384
Net unrealized (appreciation) on:
Investments	656,503

Net asset value	$19,162,699

See Notes to Financial Statements.

1

Goldman Navigator Fund, LP

Schedule of Investments
 May 31, 2017 (Unaudited)
UNITED STATES GOVERNMENT SECURITIES

Face Value	Maturity Date	Description	Fair Value	% of Net Asset Value

$14,750,000	8/17/2017	U.S. Treasury Bill	$14,721,467	76.83%
1,000,000	4/6/2017	U.S. Treasury Bill	999,043	5.21%

		Total United States government securities
		(cost, including accrued interest- $15,720,510)	$15,720,510	82.04%
LONG FUTURE CONTRACTS
	Net Unrealized Gain (Loss) / Fair Value	Percent of Partners' Capital (Net Assets)
Equity in broker trading account: commodities
Unrealized gain on future contracts:
United States :
Equity Index (June 2017 E-Mini S&P500, 163 Contracts)	$394,506	2.06%

Total long futures contracts	$394,506	2.06%

See Notes to Financial Statements.
2

Goldman Navigator Fund, LP

Statement of Operations
For the period January 1, 2017 through May 31, 2017 (Unaudited)

Investment income - interest	$28,519

Expenses:
Management fees	60,356
Professional fees	16,075
Brokerage commissions and clearing fees	1,683
Total expenses	78,114

Net investment loss	(49,595)

Realized and unrealized gain on investments:
Net realized gain from investment transactions	824,384
Net unrealized appreciation on investments	656,503
Net realized and unrealized gain on investments	1,480,887

Net increase in partners' capital resulting from operations	1,431,292

Less incentive allocation to the General Partner	171,182

Net increase in partners' capital after General Partner incentive allocation	$1,260,110

See Notes to Financial Statements.
3

Goldman Navigator Fund, LP

Statement of Changes in Partners’ Capital (Net Asset Value)
For the period January 1, 2017 through May 31, 2017 (Unaudited)

	General Partner	Limited Partners	Total
Balance, January 1, 2017	97,496	18,117,889	18,215,385

Capital contributions	-	7,806,522	7,806,522

Capital withdrawals	-	(8,119,318)	(8,119,318)

Net increase in partners' capital from operations	8,057	1,252,053	1,260,110

General Partner incentive allocation	-	-	-

Balance, May 31, 2017	$105,553	$19,057,146	$19,162,699

See Notes to Financial Statements.

4

Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

Note 1 - Organization
Goldman Navigator Fund, LP (the “Partnership”) is a Delaware limited partnership formed on December 2, 2011. The Partnership engages in the speculative trading of commodity interests with the objective of capital appreciation. The Partnership is subject to the regulations of the Commodity Futures Trading Commission (“CFTC”), an agency of the U.S. Government which regulates most aspects of the commodity futures industry; rules of the National Futures Association, an industry self-regulatory organization; and the requirements of the commodity exchanges and futures commission merchants through which the Partnership trades. The Partnership commenced trading operations in February 2012.

Goldman Fund Management, LLC (the “General Partner”) is the General Partner of the Partnership and is registered as a commodity pool operator. Goldman Management, Inc. is the Partnership’s Commodity Trading Advisor (the “CTA”).

Note 2 - Significant accounting policies

Method of Reporting
The partnership’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Financial Accounting Standards Board (FASB) Accounting Standards Codification (the codification) is the single source of U.S. GAAP. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates.

Pursuant to the Cash Flow Topic of the Codification, the Partnership qualifies for an exemption from the requirements to provide a statement of cash flows and has elected not to provide a statement of cash flow.

Investment company
The Partnership follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Fair value measurements
Accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Fair value is a market-based measurement that should be determined based on the assumptions market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, a fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). Valuation techniques used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs.
5

Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as follows:

Level 1:
Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide information on an ongoing basis.

Level 2:
Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets
b.	Quoted prices for identical or similar assets or liabilities in markets that are not active
c.	Inputs other than quoted prices that are observable for the asset or liability
d.	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3:
Inputs are unobservable for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the reporting entity’s own data. However, market participant assumptions cannot be ignored and, accordingly, the reporting entity’s own data used to develop unobservable inputs are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

6

Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

The following summarizes the Partnership’s asset and liabilities accounted for at fair value at May 31, 2017 using the fair value hierarchy:

May 31, 2017	Level 1	Level 2	Level 3	Total
Assets:
U.S. government securrities
Treasury Bills	$15,720,510	$-	$-	$15,720,510

Equity in broker trading account:
Net unrealized gain on open futures contracts	394,506	-	-	394,506

Total assets at fair value	$16,115,016	$-	$-	$16,115,016

Securities valuation
Futures contracts are traded on commodities futures exchanges and stated at the last reported sales price on the valuation date. The unrealized gain or loss on open futures contracts is the difference between contract trade price and quoted market price.

United States government securities are stated at fair value based on the midpoint of bid/ask quotations reported daily at 3pm EST by Thomson Reuters.

Securities transactions and related investment income
Securities transactions are recorded on the trade date. Interest income is recognized on the accrual basis. The net realized gain or loss on sales of investments is determined on a first-in, first-out basis. Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage commissions on futures contracts include other trading fees and are charged to expense when contracts are opened.

Cash and cash equivalents
The Partnership considers all U.S. Treasury debt instruments and certificates of deposit with a maturity of three months or less at the time of acquisition to be cash equivalents. The Partnership considers investments in short-term money market funds to be cash equivalents. The Partnership maintains its deposits in banks and its temporary investments in financial institutions that, at times, may exceed Federally insured limits.

Income taxes
The Partnership is not subject to income taxes; its taxable income is allocated to the individual partners for tax reporting purposes.

Management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. Generally, the Partnership is no longer subject to income tax examinations by major taxing authorities before 2013.

The Partnership recognized interest and penalties associated with tax matters, if applicable, as part of other expenses and includes accrued interest and penalties in accrued expenses in the statements of assets and liabilities. The Partnership did not recognize any interest or penalties associated with tax matters for the period January 1, 2017 through May 31, 2017.
7

Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

Note 3 - Derivative financial instruments and off-balance sheet risk
In the normal course of business, the Partnership utilizes derivative financial instruments in connection with its proprietary trading activities. Derivative financial instruments derive their value from an underlying asset, index or reference rate. Derivative instruments are recognized as either assets or liabilities in the statements of assets and liabilities and are recorded at fair value (see Note 2). The notional or contractual amount of derivative financial instruments only provides a measure of the involvement in these types of transactions and does not represent the amounts subject to market risk or credit risk.

Derivative instruments, similar to other securities in the Partnership's investment portfolio, are subject to risks, such as market and credit risk. Market risk is the potential adverse change in value caused by unfavorable movements in interest rates, foreign exchange rates or market prices of other financial instruments. Credit risk arises from the failure of the counterparty to perform according to the terms of the contract. The Partnership's exposure to credit risk is limited to those contracts in which it currently has a gain position reduced by such gains received in cash, if any, from the daily mark-to-market mechanism on  exchange-traded futures or as agreed to in industry standard agreements with the respective counterparty. The Partnership's counterparties are major brokerage firms and banks located in the United States of America.

The Partnership is subject to off-balance sheet risk, which refers to situations where the maximum potential loss on a particular investment is greater than the value of the asset or liability reflected on the statements of assets and liabilities.

While certain derivative activities of the Partnership's may possess the substance of an economic hedge, the Partnership does not hold derivative instruments that, pursuant to accounting standards, are accounted for as hedging instruments. The derivative contracts in which the Partnership invests are as follows:

Derivative activities
The Fund considers the notional amounts at May 31, 2017, categorized by primary underlying risk, as well as the number of contracts closed during the period, to be representative of the volume of its derivative activities during the period January 1st  through May 31st  2017.

	Long Exposure
Contract type	Notional Amounts	Number of Contracts	Number of Contracts Closed

Futures contracts: Equity index	$21,396,344	163	819

At May 31, 2017, the fair values of the futures contracts are included in unrealized gain on futures contracts on the statement of assets and liabilities.
8

Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

Futures contracts and options on futures contracts
The Partnership may enter into financial futures contracts for hedging or speculation purposes. Upon entering into a financial futures contract, the Partnership is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Partnership each day, depending on the daily fluctuations in the fair value of the underlying security. The Partnership recognizes a gain or loss equal to the daily variation margin. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. If futures contracts are used for hedging and market conditions move unexpectedly, the Partnership may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The Partnership is subject to certain inherent credit risks arising from its transactions involving derivative financial instruments. In the event a counterparty to the agreement does not fulfill its obligations, the Partnership may be required to fulfill the obligations at an amount in excess of the liability reflected in the financial statements. The Partnership's policy is to monitor its market exposure and counterparty risk through the use of various credit exposure reporting and control procedures.

The effect of derivative instruments by contract type on the statement of operations for the period January 1st  through May 31st  2017, is as follows:

Contract Type	Statement of Operations	Realized Gain	Statement of Operations	Unrealized Gain

Equity Index futures contracts	Net realized gain from investment transactions	$824,384	Net unrealized appreciation on investments	$656,503

The Fund uses ADM Investor Services, Inc. to act as broker. Cash and U.S. government securities on deposit with the broker substantially exceed the net unrealized loss on futures contracts on deposit with such broker.

Note 4 - Partners’ capital
As of the end of each calendar month, the change in the net asset value of the Partnership from the first business day of such month shall be allocated pro rata among the limited partners based on the respective balance in each partners' capital account, prior to the management fee paid to the CTA and the incentive allocation to the General Partner.

Interests will generally be redeemable by limited partners as of the end of any calendar month, provided the limited partner has given 5 calendar days written notice to the General Partner. Limited partners may make contributions at the beginning of any month with approval by the General Partner.
9

Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

Note 5 - Related party transactions
The CTA receives a monthly management fee of 0.08333% (1% annually), which is based on the ending value of each limited partners’ capital account. The management fee is accrued monthly and paid quarterly. The CTA, in its sole discretion, may waive or reduce the management fee for any limited partner.

At each year’s end, an incentive allocation of 20% of the increase in value f each limited partners’ capital account attributable to the limited partner’s share of the Partnership’s net new profits will be allocated to the General Partner’s capital account. The General Partner, in its sole discretion, may waive or reduce the incentive allocation for any limited partner.

Note 6 - Indemnifications
In the normal course of business, the Partnership enters into contracts and agreements that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of any future obligation under these indemnifications to be remote.

Note 7 – Financial highlights
Financial highlights of the Partnership for the period January 1, 2017 through May 31, 2017 is as follows:

For the period January 1st through May 31st, 2017
Total return before incentive allocation	7.84%
Incentive allocation %	-0.94%
Total return after incentive allocation	6.90%

Ratios to average net asset value:
Net investment Income	7.62%
Expenses	0.42%

Expense and incentive allocation
Expenses	0.42%
Incentive allocation	0.92%
Expenses and incentive allocation	-0.50%

The above ratios of total return on investment before and after incentive fees is calculated by dividing the total gains achieved by the fund before/after incentive fees divided by the limited partners equity.

10

Goldman Navigator Fund, LP

Notes to Financial Statements (Unaudited)

The above ratios of net investment gain/ loss to average limited partners’ capital does not reflect the effects of any performance allocation to the General Partner, nor does it include the effects of any realized and unrealized gains or losses on investments, which are included in the total return calculations that follow.

The above ratios are calculated for the limited partner class as a whole. The computation of such ratios based on the amount of expenses and performance allocation assessed to an individual investor’s capital may vary from these ratios based on different management fee and incentive arrangements and the timing of capital transactions.

Note 8 – Subsequent event
The Company’s Management has evaluated subsequent events through September 19, 2017, the date the statements were available to be issued, and has determined that there are no material events requiring disclosure in the Company’s financial statements.

11

Goldman Navigator Fund, LP Schedules of Partners’ Capital Accounts 5/31/2017 (Unaudited)

Partner Identification Number *	31-May-17
84	7,782,522
9	2,103,044
14	1,034,027
1	953,537
15	833,265
61	778,956
51	755,952
13	753,774
7	712,321
81	699,599
4	461,879
8	461,879
83	334,003
79	286,716
53	283,372
52	258,789
76	187,831
77	130,229
80	127,868
78	117,583
73	105,553

Totals	$19,162,699

* Partner identification numbers agree to partner’s account statement.

12

USA MUTUALS NAVIGATOR FUND
PART C

OTHER INFORMATION

Item 28. Exhibits

(a)			Declaration of Trust.
(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed with the SEC on December 7, 2011 and is incorporated by reference.

(ii)
Agreement and Declaration of Trust was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference into the Registrant’s Agreement and Declaration of Trust and By-Laws.
(d)	(i)
Amended and Restated Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A filed with the SEC on October 2, 2017 and is incorporated by reference.

(e)	(i)	(A)
Amended and Restated Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(B)
Amendment to the Amended and Restated Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A filed with the SEC on July 25, 2014 and is incorporated by reference.

(C)
Amendment to the Amended and Restated Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2017 and is incorporated by reference.

(f)			Bonus or Profit Sharing Contracts — Not Applicable.
(g)	(i)	(A)
Amended and Restated Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(B)
Amendment to the Amended and Restated Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2015 and is incorporated by reference.

(h)			Other Material Contracts.
	(i)	(A)
Amended and Restated Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(B)
Amendment to the Amended and Restated Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2015 and is incorporated by reference.

	(ii)	(A)
Amended and Restated Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(B)
Amendment to the Amended and Restated Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2015 and is incorporated by reference.

	(iii)	(A)
Amended and Restated Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

(B)
Amendment to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2015 and is incorporated by reference.

	(iv)	(A)
Power of Attorney for Michael D. Akers and Gary A. Drska was previously filed with Registrant’s Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A filed with the SEC on May 29, 2013 and is incorporated by reference.

	(v)	(A)
Expense Waiver and Reimbursement Agreement was previously filed with Registrant’s Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A filed with the SEC on October 2, 2017 and is incorporated by reference.

		(B)	Amended Schedule A to the Expense Waiver and Reimbursement Agreement — Filed Herewith.
(i)			Legal Opinions.
(i)
Opinion and Consent of Counsel was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A relating to Investor Class shares of USA Mutuals Vice Fund (f/k/a USA Mutuals Barrier Fund and Vice Fund) filed with the SEC on June 15, 2001 and is incorporated by reference.

(ii)
Opinion and Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A relating to Class A and Class C shares of the USA Mutuals Vice Fund (f/k/a USA Mutuals Barrier Fund and Vice Fund) filed with the SEC on December 7, 2011 and is incorporated by reference.

(iii)
Opinion and Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A relating to the Institutional Class shares of the USA Mutuals Vice Fund (f/k/a USA Mutuals Barrier Fund and Vice Fund) filed with the SEC on July 29, 2013 and is incorporated by reference.

	(iv)		Opinion and Consent of Counsel relating to Institutional Class and Class Z shares of the USA Mutuals Navigator Fund — Filed Herewith.
	(v)		Opinion and Consent of Counsel relating to Institutional Class and Class Z shares of the USA Mutuals/Wavefront Hedged Quantamental Opportunities Fund — To Be Filed By Amendment.
(j)			Other Opinions.
(i)
Consent of Independent Registered Public Accounting Firm was previously filed with Registrant’s Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A filed with the SEC on October 2, 2017 and is incorporated by reference.

(k)			Omitted Financial Statements — Not Applicable.
(l)
Initial Capital Agreements were previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(m)			Amended and Restated Distribution (Rule 12b-1) and Shareholder Servicing Plan — Not Applicable.
(n)
Amended and Restated Rule 18f-3 Multiple Class Plan was previously filed with Registrant’s Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A filed with the SEC on October 2, 2017 and is incorporated by reference.

(o)			Reserved.

2

(p)		Code of Ethics.
(i)
Code of Ethics for Registrant and Adviser was previously filed with Registrant’s Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2017 and is incorporated by reference.

(ii)
Quasar Distributors, LLC Code of Ethics was previously filed with Registrant’s Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A filed with the SEC on July 25, 2014 and is incorporated by reference.

(iii)
Registrant’s Independent Trustees Code of Ethics was previously filed with Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A filed with the SEC on July 27, 2012 and is incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant

None.

Item 30. Indemnification

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

USA Mutuals Advisors, Inc. (the “Advisor”), located at 700 N. Pearl Street, Suite 900, Dallas, TX 75201, serves as the investment adviser for the Registrant.  The Advisor is a registered investment adviser.  The business and other connections of the Advisor, as well as the names and titles of the executive officers and directors of the Advisor, are further described in the Advisor’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC on February 23, 2017.

Item 32. Principal Underwriter

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	LoCorr Investment Trust
Advisors Series Trust	Lord Asset Management Trust
Aegis Funds	MainGate Trust
Allied Asset Advisors Funds	Managed Portfolio Series
Alpha Architect ETF Trust	Manager Directed Portfolios
Alpine Equity Trust	Matrix Advisors Fund Trust
Alpine Income Trust	Matrix Advisors Value Fund, Inc.
Alpine Series Trust	Merger Fund
Amplify ETF Trust	Monetta Trust
Angel Oak Funds Trust	Nicholas Equity Income Fund, Inc.
Barrett Opportunity Fund, Inc.	Nicholas Family of Funds, Inc.

3

Bridge Builder Trust	Oaktree Funds
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds
Brookfield Investment Funds	Perritt Funds, Inc.
Brown Advisory Funds	PRIMECAP Odyssey Funds
Buffalo Funds	Professionally Managed Portfolios
CG Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Rainier Investment Management Mutual Funds
Evermore Funds Trust	RBB Fund, Inc.
First American Funds, Inc.	RBC Funds Trust
FundX Investment Trust	Series Portfolio Trust
Glenmede Fund, Inc.	Sims Total Return Fund, Inc.
Glenmede Portfolios	Stone Ridge Trust
GoodHaven Funds Trust	Stone Ridge Trust II
Greenspring Fund, Inc.	Stone Ridge Trust III
Guinness Atkinson Funds	Stone Ridge Trust V
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TrimTabs ETF Trust
Horizon Funds	Trust for Professional Managers
Hotchkis & Wiley Funds	Trust for Advised Portfolios
Intrepid Capital Management Funds Trust	USA Mutuals
IronBridge Funds, Inc.	Wall Street EWM Funds Trust
Jacob Funds, Inc.	Westchester Capital Funds
Jensen Portfolio, Inc.	Wisconsin Capital Funds, Inc.
Kirr Marbach Partners Funds, Inc.	YCG Funds
LKCM Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	Chairperson and Trustee
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None

(1) This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)	Not Applicable.

4

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Investment Adviser	USA Mutuals Advisors, Inc. 700 North Pearl Street, Suite 900 Dallas, Texas 75201
Registrant’s Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue, 6th Floor Milwaukee, Wisconsin 53202

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

Not Applicable.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 65 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 65 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas, on the 13th day of October, 2017.

USA MUTUALS (Registrant) By: /s/ Michael N. Loukas Michael N. Loukas President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 65 to its Registration Statement has been signed below on October 13, 2017, by the following persons in the capacities indicated.

/s/ Michael N. Loukas Michael N. Loukas	President

/s/ Joseph C. Neuberger Joseph C. Neuberger	Chairman and Trustee

/s/ Dr. Michael D. Akers* Dr. Michael D. Akers	Independent Trustee

/s/ Gary A. Drska* Gary A. Drska	Independent Trustee

* By /s/ Joseph C. Neuberger
Joseph C. Neuberger
Trustee and Chairperson

*Attorney-in-Fact pursuant to Power of Attorney
previously filed with Registrant’s Post-Effective
Amendment No. 29 to its Registration Statement on
Form N-1A with the SEC on May 29, 2013, and is
incorporated by reference.

6

EXHIBIT INDEX

Exhibit	Exhibit No.

Amended Schedule A to the Expense Waiver and Reimbursement Agreement	EX.99.h.(v).(B)
Opinion and Consent of Counsel	EX.99.i.(iv)